As filed with the Securities and Exchange Commission on April 30, 2004

Registration Nos. 33-11465

and 811-4987

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 20 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 3 ☒

UNITED INVESTORS LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

Name and Address of Agent for Service:	Copy to:
John H. Livingston, Esq. United Investors Life Insurance Company 2001 Third Avenue South Birmingham, Alabama 35233	Frederick R. Bellamy, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2004, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Life Insurance Policies

Prospectus

May 1, 2004

This prospectus describes the Advantage ISM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

There is no guaranteed or minimum policy value. The policy value will fluctuate up or down with the investment performances of the variable investment divisions that you choose (and the charges we deduct).

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

If the loan balance exceeds the policy value less surrender charges, or if the surrender value becomes insufficient to cover the annual deduction of charges under the policy, the policy may terminate without value.

Generally, the policy will be a modified endowment contract for Federal income tax purposes. Therefore, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the policy. In addition, prior to your reaching actual age 59 1/2, these distributions generally would be subject to a 10% penalty tax.

Privacy Policy of United Investors Life Insurance Company (inside front cover)

ADVANTAGE ISM

VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE

LIFE INSURANCE POLICY

issued by

United Investors Life Insurance Company

through

United Investors Life Variable Account

United Investors Life Insurance Company

Variable Products Division

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

The policy offers a choice of 11 variable investment divisions of United Investors Life Variable Account. Each variable investment division invests in one of the following portfolios of W&R Target Funds, Inc.:

•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Portfolio
•	Limited-Term Bond Portfolio
•	Money Market Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio

The prospectus for W&R Target Funds, Inc. is attached; it describes these portfolios. Please read this document before investing and save it for future reference.

U-1003, Ed. 5-04

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
Death Benefits	1
Cash Benefits	1
Transfers	2
Tax Benefits	2
Dollar-Cost Averaging	2
Free Look	2
Illustrations	2
Policy Risks	2
Investment Risk	2
Risk of Termination	3
Tax Risks	3
Surrender Risks	3
Loan Risks	3
Risk of Increase in Current Fees and Charges	4
Risks of Frequent Trading	4
Portfolio Risks	4
Fee Tables	5
The Policy	8
The Policy in General	8
Purchasing a Policy	8
When Insurance Coverage Takes Effect	9
‘‘Free Look’’ Right to Cancel the Policy	9
Policy Changes	9
Right to Exchange for Fixed Life Insurance	9
Premiums	10
Allocation of Premiums	10
Grace Period and Termination	10
Tax-Free Exchanges (1035 Exchanges)	11
Policy Values	11
Policy Value	11
Variable Account Value	11
Death Benefits	13
Amount of Death Benefit Payable	13
Changing the Minimum Death Benefit	14
Beneficiary	14
Surrenders	14
Transfers	15
General	15
Transfer Limitations	16
Dollar-Cost Averaging	17
Loans	17
Payments	18
Policy Reinstatement	19
United Investors Life Insurance Company	20
The Variable Account and the Portfolios	20
The Variable Account	20
Changing the Variable Account	20

ii

The Portfolios	21
Addition, Deletion, or Substitution of Investments	23
Voting of Portfolio Shares	24
Charges and Deductions	24
Deductions from Premiums	24
Annual Deduction	24
Deductions on Each of the First Ten Policy Anniversaries	24
Cost of Insurance	25
Administrative Expenses	25
Mortality and Expense Risk Charge	25
Federal Taxes	25
Surrender Charge	25
Fund Expenses	26
Tax Considerations	26
Introduction	26
Tax Status of the Policy	26
Tax Treatment of Policy Benefits	27
Taxation of United Investors	29
Employment-Related Benefit Plans	30
Sale of the Policies	30
State Variations	30
Legal Proceedings	31
Financial Statements	31
Glossary	32
Statement of Additional Information Table of Contents	34
Appendix A: Hypothetical Illustrations	35

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

iii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE:    Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

So long as the policy remains in force, the death benefit payable will be the greater of:

(a)	the policy’s minimum death benefit; or

(b)	a multiple of the policy value (ranging between 2 1/2 times and one times the policy value).

The death benefit therefore may, like the policy value, increase or decrease to reflect the performance of the variable investment divisions (to which your policy value is allocated). Subject to certain limits, you may change the policy’s minimum death benefit. Changing the policy’s minimum death benefit may have tax consequences.

Any outstanding loan balance reduces the death benefit proceeds. Additional premium payments may be required to keep the policy in force. (See “Risk of Termination.”)

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) plus any loan balance. The policy value may be substantially less than the premiums paid.

•	Policy Loans. After the first policy year, you may take loans in aggregate amounts of up to 90% of the policy value, less any surrender charges and loan interest to the next policy anniversary. Policy loans reduce the amount available for allocations and transfers and may have tax consequences. (See “Tax Considerations.”)

•	Surrender. You may surrender the policy at any time for its surrender value. The surrender value is the policy value less any loan balance and any applicable surrender charges. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you may transfer all or part of your policy value among the variable investment divisions up to 12 times in a policy year. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policy owners. (See “Transfers.”)

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

Before the maturity date, you may have automatic monthly transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

For ten days after you receive the policy, you may cancel the policy and receive a full refund of the premium that was paid (or the amount required by your state, if greater). During this period, the entire policy value is held in the money market investment division.

Illustrations

Sample illustrations of hypothetical death benefits and policy values are in Appendix A to this Prospectus. You should receive your own personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand
(i)	the long-term effects of different levels of investment performance and
(ii)	the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show that the policy value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

Risk of Termination

If a policy’s loan balance exceeds its policy value less surrender charges, or if its surrender value becomes insufficient to cover the annual deduction when due, then the policy will terminate without value after a grace period. An additional premium payment will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

The policies generally will be modified endowment contracts. Modified endowment contracts generally receive less favorable tax treatment than other life insurance policies. See “Tax Considerations” for a discussion of the tax treatment of policy distributions, including loans or surrender.

You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

If you surrender the policy during the first 8 policy years, we will deduct a surrender charge from the policy value. The surrender charge rate is 8% of the initial premium for a surrender occurring in the first policy year. The surrender charge rate decreases thereafter by 1% per policy year. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

A surrender may have tax consequences.

Loan Risks

A policy loan will affect your policy in several ways.

•	A policy loan will permanently affect your policy value, even if the loan is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to our general account securing the loan. Your policy value, by comparison to a policy under which no loan has been made, will be less if this general account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the general account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	Your policy will terminate, if the loan balance exceeds the policy value less surrender charges. (See “Risk of Termination,” above.)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Loans under modified endowment contracts are treated as distributions for tax purposes and may be subject to a 10% penalty tax. (See “Tax Considerations.”)

Risk of Increase in Current Fees and Charges

Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risks of Frequent Trading

The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

A comprehensive discussion of the risks of each investment portfolio may be found in the W&R Target Funds, Inc. prospectus. Please refer this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums or surrender the policy. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted—Maximum Guaranteed Charge

Annual Deduction:	Upon each of the first 10 policy anniversaries	1.2% of the Initial Premium(1)

Deduction from Additional Premium Payments:	Upon payment of approved additional premiums after the first policy year	8.50% of each additional premium payment after the Initial Premium(2)

Surrender Charges:	Upon surrender during the first 8 policy years	8% of the Initial Premium in the first policy year(3)

Policy Loan Transaction Charge:	Upon each additional loan after 4 in a policy year	$25

*	Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.
(1)	This charge consists of: (a) 0.85% for sales expenses; (b) 0.10% for underwriting and issue expenses; and (c) 0.25% for state and local premium taxes. These charges total 12% of your initial premium, deducted in 10 annual installments.
(2)	This charge consists of a 6% Sales Load and a 2.5% premium tax charge. Within limits, you can pay additional premiums only after the first policy year.
(3)	The surrender charge rate decreases by 1% per policy year to 0% after eight policy years.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance: (4)

Minimum and Maximum Charge	On each policy anniversary	$0.68-$295.90 per $1,000 of net amount at risk (5) annually	$0.44-$279.31 per $1,000 of net amount at risk annually
Representative Insured: Issue Age 50, Male Standard, in the first policy year	On each policy anniversary	$6.71 per $1,000 of net amount at risk annually	$5.37 per $1,000 of net amount at risk annually

Administrative Charge:	On each policy anniversary	$50	$50

Mortality and Expense Risk Charge:	Daily	Annual rate of 0. 60% of the average daily net assets of each variable investment division you are invested in	Annual rate of 0.60% of the average daily net assets of each variable investment division you are invested in

Policy Loan Interest Charge:	Daily on any outstanding loan	2.0% annually(6) Certain loans may have a 0% charge	2.0% annually(6) Certain loans may have a 0% charge

(4)	Cost of insurance charges vary based on the insured’s attained age, sex, and risk class. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, face amount, and initial premium.
(5)	The net amount at risk is equal to the amount by which the death benefit exceeds the policy value at the end of each policy year.
(6)	Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. The loaned amount will be credited with interest at an effective annual rate of 4.0%.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the W&R Target Funds, Inc. prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Minimum		Maximum

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.76%	—	1.24%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(7)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(8)	Other Expenses(9)	Total Portfolio Expenses

Asset Strategy	0.70%	0.25%	0.08%	1.03%

Balanced	0.70%	0.25%	0.06%	1.01%

Bond	0.52%	0.25%	0.07%	0.84%

Core Equity	0.70%	0.25%	0.05%	1.00%

Growth	0.70%	0.25%	0.05%	1.00%

High Income	0.62%	0.25%	0.08%	0.95%

International	0.85%	0.25%	0.14%	1.24%

Limited-Term Bond	0.50%	0.25%	0.10%	0.85%

Money Market	0.40%	0.25%	0.11%	0.76%

Science and Technology	0.85%	0.25%	0.07%	1.17%

Small Cap Growth	0.85%	0.25%	0.06%	1.16%

(7)	These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.
(8)	Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.
(9)	Other Expenses are those incurred for the year ended December 31, 2003.

Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

The Policy

The Policy in General

The Advantage I variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to change the minimum death benefit payable under the policy.

(c)	provides the opportunity for policy value buildup on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to surrender the policy completely or to borrow against the policy value. Loans will affect the policy value and may affect the death benefit and termination of the policy. Generally, surrenders and loans will both be treated as taxable distributions.

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

Purchasing a Policy

To purchase a policy, you must complete an application, submit it to our administrative office, and pay an initial premium of at least $5,000. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it.

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We reserve the right not to accept an application for any lawful reason.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of the premium that was paid (or the amount required by your state, if greater). The “free look” period expires 10 days after you receive your policy. In order to cancel the policy, you must return it by mail or other delivery before the end of the “free look” period to our administrative office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are:

(a)	necessary to assure compliance at all times with the definition of life insurance in the Internal Revenue Code;

(b)	necessary to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject;

(c)	necessary to reflect a change in the operation of the Variable Account, if allowed by the policy; or

(d)	necessary or appropriate to conform the policy to, or give you the benefit of, any Federal or state statute, rule, or regulation.

Only an executive officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our executive officers to be valid, and in some states, are subject to your signed acceptance.

Right to Exchange for Fixed Life Insurance

Once during the first two policy years, you have the right to exchange the policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the variable investment divisions. We will not require evidence of insurability. We will require that:

(a)	this original policy be in force;

(b)	you file a written request at our administrative office; and

(c)	you repay any existing loan balance.

The new policy will have the same initial death benefit, effective date and issue age as the original policy. The premium for the new policy will be based on our rates in effect on its effective date for the same class of risk as under the original policy. Upon request, we will inform you of the single premium for the new policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original policy and the new policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the policies are delivered.

Premiums

The minimum initial premium required to purchase a policy is $5,000. The minimum death benefit payable under the policy depends on the amount of the initial premium paid (plus any additional premiums paid, as discussed below) and the issue age, sex, and risk class of the proposed insured.

Although you can purchase the policy with a single premium, you may pay additional premiums (within certain limits) after the first policy year. Only one additional premium (not counting grace period premiums, discussed below) may be paid in any policy year. Each additional premium that does not require an increase in the minimum death benefit must be at least $500. Each additional premium that does require an increase in the minimum death benefit must be at least $5,000 and is subject to certain conditions. (See “Changing the Minimum Death Benefit.”)

Aside from any additional premium you may pay voluntarily, additional premiums may be required to keep the policy in force. (See “Grace Period and Termination.”) Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Allocation of Premiums

In the application for the policy, you specify (in whole percentages, from 0% to 100%) how you want the initial premium allocated among the investment divisions of the Variable Account.

Between the date that we receive the initial premium and the policy’s effective date, the initial premium is held in our general account and is credited with interest as if it had been invested in the money market investment division of the Variable Account. From the policy’s effective date to the seventeenth day after the policy’s effective date or the first business day thereafter, the initial premium plus any accrued interest will be allocated to the money market investment division. At the end of this period, your policy value will be transferred to other investment divisions of the Variable Account in accordance with the allocation instructions in your application. The seventeen-day period includes the 10-day “Free Look” period, plus 7 days for processing and policy delivery.

Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If our approval is required, the additional premium will be held in our general account and credited with interest as if it had been invested in the money market investment division until the date of approval. Then we will invest the additional premium (and interest credited) in accordance with your written instructions. If no instructions are given, then the additional premium will be invested in the same proportions that the value of each variable investment division bears to your existing variable account value.

Your policy value will vary with the investment performance of the variable investment divisions you select, and you bear the entire investment risk for the amounts allocated to the Variable Account. In addition to affecting the policy value, investment performance may also affect the death benefit payable under the policy. You should periodically review your allocation of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Grace Period and Termination

A policy will terminate on the earliest of:

(a)	the date the policy is surrendered;

(b)	the end of the grace period;

(c)	the date of death of the insured; or

(d)	the policy’s maturity date.

If the loan balance exceeds the policy value less surrender charges, or if the surrender value is insufficient to cover the annual deduction, then the policy will terminate without value unless, during a grace period of 61 days—from the date notice is mailed to you—you pay a grace period premium sufficient to keep the policy in force. The grace period premium will not exceed the amount by which the loan balance exceeds the policy value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. Payment of the grace period premium will be sufficient to keep the policy in force until the next policy anniversary, regardless of investment performance. If the grace period premium is not paid before the expiration of the grace period, the policy will terminate without value. If the insured dies during the grace period, then any loan balance or overdue annual deduction will be deducted from the death benefit to determine the proceeds payable. See “Policy Reinstatement” for information on reinstating a policy.

Tax-Free Exchanges (1035 Exchanges)

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Policy Values

Policy Value

On the policy’s maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy may be surrendered at any time for the surrender value, which is equal to the policy value less any loan balance and less any applicable surrender charge. (See “Surrender Charge.”) The policy value equals the variable account value plus the loan balance. The policy value will begin to vary immediately to reflect:

(a)	the investment performance of the variable investment divisions to which the policy value is allocated;

(b)	any loan activity; and

(c)	the charges assessed in connection with the policy.

There is no guaranteed minimum policy value.

Variable Account Value

Your policy’s variable account value is equal to the sum of the values attributed to your policy in the investment divisions of the Variable Account. The variable account will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The variable account value equals the policy value less any loan balance. The value of each variable investment division is calculated first on the policy’s effective date and thereafter on each normal business day. On the policy’s effective date, the value attributed to your policy in the variable investment divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the policy’s effective date. On any business day thereafter, the value attributed to your policy in each variable investment division equals what it was at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, multiplied by the appropriate net investment factor (described in the statement of additional information) for the current business day increased and/or decreased by the amounts specified below.

The value of a variable investment division increases by:

(a)	the amount of any net premium payments allocated to the variable investment division by the close of regular trading on the New York Stock Exchange on the current business day;

(b)	the amount of any transfers from other variable investment divisions by the close of regular trading on the New York Stock Exchange on the current business day; and

(c)	the amount of any loan repayments allocated to the variable investment division by the close of regular trading on the New York Stock Exchange on the current business day.

The value of a variable investment division decreases by:

(a)	the amount of any transfers to other variable investment divisions by the close of regular trading on the New York Stock Exchange on the current business day;

(b)	the portion of any annual deduction allocated to the variable investment division by the close of regular trading on the New York Stock Exchange on the current business day; and

(c)	the amount of any loan or loan interest transferred from the variable investment division by the close of regular trading on the New York Stock Exchange on the current business day.

Unit Values.    When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the annual deduction is taken from the variable investment division;

(b)	a policy loan is taken from the variable investment division; or

(c)	an amount is transferred from the variable investment division.

Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transaction in good order.

A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our administrative office of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See “Payments.”) The death benefit will be paid to the beneficiary named in the policy. (See “Beneficiary.”)

Amount of Death Benefit Payable

The amount of death benefit payable will never be less than the policy’s minimum death benefit (reduced by any outstanding policy loans) so long as the policy remains in force. You may select from a range of initial minimum death benefits. The minimum death benefit can be an amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for Federal income tax purposes). At your option, the minimum death benefit can also be an amount not greater than 133% of that amount. (See “Grace Period and Termination.”)

The death benefit payable under the policy is the greater of:

(a)	the minimum death benefit; or

(b)	the policy value on the date of death multiplied by the applicable death benefit factor for the insured’s attained age shown in the table below.

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two and one-half times and one times the policy value. It is 2.50 up to the insured’s age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0-40	2.50	54	1.57	68	1.17
41	2.43	55	1.50	69	1.16
42	2.36	56	1.46	70	1.15
43	2.29	57	1.42	71	1.13
44	2.22	58	1.38	72	1.11
45	2.15	59	1.34	73	1.09
46	2.09	60	1.30	74	1.07
47	2.03	61	1.28	75-90	1.05
48	1.97	62	1.26	91	1.04
49	1.91	63	1.24	92	1.03
50	1.85	64	1.22	93	1.02
51	1.78	65	1.20	94	1.01
52	1.71	66	1.19	95+	1.00
53	1.64	67	1.18

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

The policy value will begin to vary on the policy’s effective date to reflect the investment performance of the amounts allocated under your policy to the investment divisions of the Variable Account. There is no guarantee that the policy value will increase (it may decrease), nor is there any guarantee that the death benefit payable will increase above the minimum death benefit.

The minimum death benefit is shown in your policy. Payment of additional premiums may require an increase in the minimum death benefit to continue the policy as a contract of life insurance for Federal income tax purposes. We will send a new Policy Data page to you whenever the minimum death benefit changes due to the payment of additional premiums under your policy.

We will compute the amount of the death benefit as of the end of the business day during which the insured dies or, if not a business day, the first business day thereafter. We will pay the death benefit proceeds upon receiving (i) satisfactory proof of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. The proceeds may be paid in a lump sum or under one of the payment options set forth in the policy. (See “Payment Options.”) The death benefit proceeds are the death benefit payable, reduced by any outstanding loan balance.

Sample Death Benefits.    The following table shows sample initial minimum death benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 50.

Initial Minimum Death Benefit

Initial Premium:	$10,000		$25,000

Age	Least Amount	Greatest Amount	Least Amount	Greatest Amount

35 female	$62,365	$82,945	$164,860	$219,264

50 male	$28,624	$38,070	$74,749	$99,146

A higher death benefit provides more insurance and, of course, costs more. Thus, a higher death benefit will result in a higher mortality charge. (See “Cost of Insurance.”)

Changing the Minimum Death Benefit

You may request an increase or a decrease in the minimum death benefit once each policy year after the first policy year. The minimum death benefit may not be decreased if it would cause a policy to fail to qualify as a contract of life insurance for Federal income tax purposes. Changing the minimum death benefit may have tax consequences. You should consult a tax advisor before requesting a change.

At your request (as policy owner), or to keep premiums from exceeding the limit qualifying the policy as a contract of life insurance for Federal income tax purposes, we will increase the minimum death benefit of your policy, provided:

(a)	the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount of coverage on the insured’s life;

(b)	satisfactory evidence of insurability for the insured’s risk class is furnished to us; and

(c)	the request is accompanied by a minimum additional premium of $5,000.

We will notify you as to the acceptable amount of any increase in the minimum death benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us at our administrative office. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders

You may surrender your policy for its surrender value by sending a written request in good order to our administrative office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days after we receive your written request. We may postpone payment of surrenders under certain conditions. (See “Delay or Suspension of Payments.”)

Upon surrender of your policy, we will pay you the surrender value. The surrender value is:

(a)	the policy value; minus

(b)	any loan balance; minus

(c)	the surrender charge, if any (during the first eight policy years).

Coverage under the policy will terminate as of the date we receive your written request for surrender. Surrenders may be taxable transactions. (See “Tax Considerations.”)

Transfers

General

You may transfer all or part of your policy value from one variable investment division to one or more of the other variable investment divisions up to 12 times in a policy year. There is no charge for making transfers. The minimum amount that may be transferred out of a variable investment division is $1,000 or, if less, your variable account value in that variable investment division. Transfers are not allowed during the “free look” period.

Transferring the value of one variable investment division into two or more variable investment divisions counts as one transfer request. However, transferring the values of two variable investment divisions into one variable investment division counts as two transfer requests.

Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Transfer Limitations

We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or shareholders of the mutual fund portfolios available as funding choices under the policy (“underlying funds”) in situations where there is potential for pricing inefficiencies or that involve relatively large single or frequent transactions by one or more owners (i.e., market timing). We might employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular investment divisions made by owners within given periods of time and/or investigating transfer activity identified by us or underlying funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain variable contracts or investment divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners or shareholders of the underlying funds. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

We have not detected any market timing or other harmful transfer activity and, therefore, we do not have specific policies for deterring or halting such activity. However, in the future our policies and procedures may result in various restrictions being applied to owner(s). These restrictions may include, but are not limited to:

•	requiring you to send us by U.S. mail a manually signed, written request to make transfers;

•	requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	limiting the frequency or number of transfers you may make in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee or a redemption fee;

•	denying a transfer request from an authorized third party acting on behalf of multiple owners; and

•	imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer).

If restrictions are imposed on an owner, we reserve the right to reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to up to four of the other variable investment divisions on a monthly basis prior to the policy’s maturity date. Automatic transfers will be made on the day of the month selected in your application if a business day, or on the first business day thereafter. Transfers will be made at the unit values determined as of the close of business (usually 4:00 p.m. Eastern Time) on the date of the transfer. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone to our administrative office. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Loans

A loan taken from, or secured by, a policy may have Federal income tax consequences. (See “Tax Considerations.”)

After the first policy year, you may borrow against your policy in an amount up to the loan value. The loan value is 90% of the policy value, less surrender charges and interest to the next policy anniversary. You may borrow in one or more separate loans any amount up to the difference between the loan value and any existing loan balance. We charge an effective annual interest rate of 6% on all loans. We include interest until the next policy anniversary in determining the maximum loan value. The loan balance equals the total of all outstanding policy loans and accrued interest on these loans. The loan value of the policy is the sole security for the loan. The minimum loan amount is $200. If you request more than four loans in any one policy year, we deduct a $25 transaction charge for each additional loan.

We will transfer an amount equal to each policy loan from the variable investment divisions to our general account as security for the loan balance. We will allocate the amount to be transferred in the same proportion that the value of each variable investment division bears to your variable account value, unless you specify the variable investment divisions from which the loan is to be made. We will credit the amounts transferred to our general account (equal to the loan balance) with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (for a total of 6.0%) is credited on loaned amounts that do not exceed the policy value less the total premiums paid, excluding grace period premiums. We may change this additional interest rate in the future. Your variable account value is reduced by the amount transferred to our general account (to secure the loan balance), including loan interest charges that become part of the loan because they are not paid when due.

Loan interest is charged daily and is due on each policy anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. In this case, the unpaid interest will be taken from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value.

If the loan balance exceeds the policy value less surrender charges, the policy will terminate without value unless premium payments sufficient to keep the policy in force are made by the end of the grace period. (See “Grace Period and Termination.”)

Effect of Policy Loan.    A policy loan will affect your policy in several ways.

First, a policy loan will permanently affect the policy value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the variable investment divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a policy under which no loan is outstanding, the policy value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the variable investment divisions and greater if the general account net interest rate is higher than the investment return of the variable investment divisions.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the policy value less surrender charges. The policy may terminate unless you pay a sufficient additional premium to avoid termination during a 61-day grace period.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus).

Repayment of the Loan Balance.    You may repay all or part of the loan balance at any time while the insured is alive and the policy is in force. Repayments must be in amounts of at least $200 or the outstanding loan balance if less. Amounts we receive while a loan is outstanding will be considered a loan repayment unless you instruct otherwise.

Upon repayment of the loan balance, the portion of the repayment allocated to each variable investment division will be transferred from our general account and increase your variable account value in that variable investment division. The repayment will be allocated among the variable investment divisions in the same proportion that the value of each variable investment division bears to the variable account value, unless you instruct us otherwise. We will allocate the repayment of the loan balance to the variable investment divisions when the repayment is received.

Postponement of a Loan.    We will usually pay loan proceeds within seven days after we receive your written request. However, loans may be deferred under certain circumstances. (See “Delay or Suspension of Payments.”)

Payments

Written requests for payment must be sent to our administrative office. We will ordinarily pay any death benefit, loan amount, or surrender value within seven days after we receive at our administrative office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the date our administrative office receives all required documents and information.

Telephone or FAX requests may be allowed by us in certain circumstances.

Delay or Suspension of Payments.    We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or

(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We also may defer making payments attributable to a premium check that has not cleared your bank.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

If the grace period has expired, you may reinstate the policy by:

(a)	submitting a written request at any time within three years after the end of the grace period and before the policy’s maturity date (to our administrative office);

(b)	providing us with satisfactory evidence of insurability;

(c)	paying an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

(d)	repaying or reinstating any loan balance which existed on the policy at the end of the grace period.

If we approve the reinstatement, then:

(a)	the effective date of reinstatement will be the date of your written request or the date the required additional premium is paid, if later;

(b)	the death benefit will be reset to its level at the end of the grace period; and

(c)	we will resume making charges and deductions from policy value as of the date of reinstatement.

(See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the policy value.

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, a financial services holding company specializing in life and supplemental health insurance. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Variable Account and the Portfolios

The Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of another portfolio of W&R Target Funds, Inc. or another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable Account:

  1.    Asset Strategy Portfolio;

  2.    Balanced Portfolio;

  3.    Bond Portfolio;

  4.    Core Equity Portfolio;

  5.    Growth Portfolio;

  6.    High Income Portfolio;

  7.    International Portfolio;

  8.    Limited-Term Bond Portfolio;

  9.    Money Market Portfolio;

10.    Science and Technology Portfolio; and

11.    Small Cap Growth Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the W&R Target Funds, Inc. prospectus, which accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objectives and Certain Policies

Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

Balanced	The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic, and to a lesser extent, foreign debt securities, usually of investment grade.

Core Equity	The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.

Growth	The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

High Income	The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.

International	The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

Limited-Term Bond	The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities.

Money Market*	The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.

Science and Technology	The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

Small Cap Growth	The Small Cap Growth Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where there is opportunity for rapid growth.
*	During periods of low market interest rates, the yield of the money market sub-account may be very low or even negative, due to policy charges.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment, or;

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting of Portfolio Shares

We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations in this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to profit from these charges.

Deductions from Premiums

We do not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. However, we do deduct a sales load of 6.0%, and a premium tax charge of 2.5%, of any additional premiums (excluding grace period premiums) prior to their allocation to the Variable Account.

Annual Deduction

On each policy anniversary, we deduct several charges to compensate us for certain costs and expenses. We make the deductions pro rata from each of the variable investment divisions to which your variable account value is allocated. This is called the “annual deduction.”

Deductions on Each of the First Ten Policy Anniversaries

On each of your first ten policy anniversaries, we deduct a charge equal to 1.20% of the initial premium. This charge consists of 0.85% for sales expenses, 0.10% for underwriting and issue expenses, and 0.25% for premium taxes. Each of these charges is discussed below.

Sales Expenses	The 0.85% charge is for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

Underwriting and Issue Expenses	The 0.10% charge compensates us for initial underwriting costs and for certain expenses incurred in issuing the policy, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

State and Local Premium Taxes	The 0.25% charge compensates us for the average premium tax expense incurred when issuing the policy. We currently incur state premium taxes ranging from zero to 4%. In some states, localities charge additional premium taxes.

The 0.25% charge may be higher (or lower) than the actual premium taxes, if any, in your location.

Cost of Insurance

On each policy anniversary (including the first ten), we deduct a mortality charge to compensate us for the cost of insurance for the preceding policy year. Specifically, this charge is designed to compensate us for the anticipated cost of paying death benefits to the beneficiaries of insureds who die while the policy is in force. On the policy’s effective date, the death benefit is substantially higher than the initial premium payment. As the insured grows older and if investment results have been sufficiently favorable, then the difference between the policy value and the death benefit will become smaller. Until the policy’s maturity date, the death benefit will always be higher than the policy value. To enable us to pay this amount at risk, we deduct the mortality charge.

The mortality charge is based on the policy’s net amount at risk (which is the difference between the death benefit and the policy value as of the end of the policy year and will be affected by investment performance, premiums, and charges) and on the attained age, sex and risk class of the insured. We currently place most insureds in the standard risk class (available for male or female) when we issue the policy, based on our underwriting. Some insureds are eligible for a preferred risk class, with lower cost of insurance rates, if they meet certain underwriting requirements and the initial deposit is greater than or equal to $25,000. We will determine annual cost of insurance rates based upon our expected future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the policy, which are contained in the 1980 Commissioners’ Standard Ordinary Mortality Table, Age Nearest Birthday.

Administrative Expenses

On each policy anniversary (including the first ten), we deduct a $50 charge to compensate us for expenses we incur in administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers, policy loans and policy changes, providing reports to policy owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

Mortality and Expense Risk Charge

We deduct a daily charge from the Variable Account at an effective annual rate of 0.60% of the average daily net assets of each variable investment division to compensate us for assuming certain mortality and expense risks under the policy. We may realize a profit from this charge and may use the profit for any purpose, including distribution expenses. We may not increase the level of this charge, which is guaranteed for the life of the policy. The mortality risk is the risk that the cost of insurance charges specified in the policy will be insufficient to meet actual claims. The expense risk is the risk that the other expense charges may be insufficient to cover the actual expenses we incur in connection with the policy.

Federal Taxes

Currently no charge is made to the Variable Account for Federal income taxes (or the burden thereof) that may be attributable to the Variable Account. We may, however, make such a charge in the future. We may also make charges for other taxes, if any, attributable to the Variable Account. (See “Tax Considerations.”)

Surrender Charge

If you surrender the policy during the first eight policy years, then we will deduct a surrender charge as a percentage of the initial premium, as specified in the following table of surrender charges:

Policy Year:	1st	2nd	3rd	4th	5th	6th	7th	8th	9th or greater

Surrender Charge %:	8%	7%	6%	5%	4%	3%	2%	1%	none

No surrender charge applies after the first eight policy years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each policy year by a fixed amount regardless of the investment experience of the Variable Account.

We will deduct the surrender charge from the proceeds payable upon surrender to partially compensate us for sales expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we derive from the surrender charge, along with the deduction on the first ten policy anniversaries for sales expenses and the sales load deducted from additional premiums, may not be sufficient to cover the policy’s distribution expenses. We may recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge and mortality gains).

Fund Expenses

The value of the assets of the Variable Account will reflect the investment advisory fee, 12b-1 fee, and other expenses incurred by the portfolios. For more information, see the “Fee Tables” of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that policies issued on a standard rating class should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissable amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc., will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Because of the premium level contemplated under the policy, policies entered into after June 20, 1988 will in most circumstances be treated as modified endowment contracts. Moreover, a policy entered into before June 21, 1988 that is “materially changed” after June 20, 1988 may in certain circumstances be treated as a modified endowment contract. With respect to a policy entered into before June 21, 1988, a change in such policy’s minimum death benefit, the payment of an additional premium, or the exchange of such a policy, among other things, may cause a material change to such a policy, which could result in the treatment of the policy (or the new policy in the case of an exchange) as a modified endowment contract. The “material change” rules for determining when a policy entered into before June 21, 1988 will be treated as a modified endowment contract are extremely complex. Therefore, a policy owner should consult a competent tax advisor before paying any additional premium or effecting any other change in (including an exchange of) a policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2,

(b)	is attributable to the policy owner’s becoming disabled, or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans are less clear where there is little or no difference between the interest rate charged on the loan and the interest rate credited on the loaned amount, and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Policy Loan.    Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Investment in the Policy.    “Investment in the policy” means:

(a)	the aggregate amount of any premiums or other consideration paid for a policy; minus

(b)	the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

(c)	the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Other Policy Owner Tax Matters.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations.    Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any Federal, state or local taxes (other than state and local premium taxes) that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). A commission may be paid to broker-dealers or agents in connection with sales of the policies.

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, is the principal underwriter of the policies issued pursuant to applications received by us on or after May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our administrative office for additional information that may be applicable to your state.

For Policies issued to residents of the state of Missouri:

Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen, unless the insurer can show that the insured intended suicide when he applied for the policy, regardless of any language to the contrary in the policy.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of SAL Financial Services, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements which are included in the Statement of Additional Information to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Glossary

Administrative Office	P.O. Box 156, Birmingham, Alabama 35201-0156 (800-999-0317).

Attained Age	The age of the insured on his or her birthday nearest the beginning of each policy year.

Beneficiary	The person or persons to whom the policy’s death benefit is payable when the insured dies, as named in the application unless subsequently changed.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our administrative office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, the Friday after Thanksgiving and, if December 25 falls on a Saturday or a Sunday, the Monday after Christmas, are not business days.

Cash Surrender Value	Policy value less any applicable surrender charges.

Death Benefit	The amount of insurance payable under the policy when the insured dies.

Grace Period Premium	That portion of the payment described in the grace period provision of the policy which represents accrued and unpaid annual deductions.

Insured	The person whose life is insured by the policy.

Issue Age	The age of the insured on his or her birthday nearest the policy’s effective date.

Loan Balance	The sum of all outstanding loans on the policy, plus any accrued loan interest.

Maturity Date	The policy anniversary nearest the insured’s 95th birthday.

Minimum Death Benefit	The least amount of death benefit payable while the policy remains in force. It is determined by the insured’s age at death, sex, risk class, and the amount of initial and any additional premiums paid.

Net Investment Factor	The index used to measure the investment performance of a variable investment division from one business day to the next.

Net Premium	The premium paid less any deduction for sales expenses or premium taxes.

Payee	The beneficiary, or any other person, estate or legal entity to whom benefits are to be paid under the policy.

Policy Anniversary	The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.

Policy Value	The sum of the variable account value and any loan balance.

Policy Year	A year that begins on the policy’s effective date or on a policy anniversary.

Proceeds	The amount payable under a policy (i) when the insured dies, (ii) on the policy’s maturity date, or (iii) when the policy is surrendered.

Surrender Value	Proceeds of the policy if it is surrendered prior to the maturity date. It is the policy value, less any loan balance and any applicable surrender charge.

Terminate	Discontinuation of all the policy’s insurance coverage because the policy is no longer in force.

Variable Account	United Investors Life Variable Account, a separate account of United Investors Life Insurance Company.

Variable Account Value	The sum of the values of the variable investment divisions under a policy.

Variable Investment Division	One of the eleven investment divisions of the Variable Account.

We, Us, Our, or United Investors	United Investors Life Insurance Company.

Written Request	A request signed in writing by the policy owner.

You or Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information	3
The Contract	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion	3
Assignment and Change of Owner	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Other Information	5
Underwriters	5
Experts	5
Potential Conflicts of Interest	5
Reports to Owners	6
Legal Matters	6
Additional Information	6
Financial Statements	6

Appendix A:

Hypothetical Illustrations

The following tables illustrate how the policy values and death benefits of a policy may change with the investment experience of the portfolios of W&R Target Funds, Inc. The tables show how the policy values and death benefits of a policy issued to an insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of W&R Target Funds, Inc. were a uniform gross annual rate of 0%, 6% or 10%. The tables on pages 36 and 37 illustrate a policy issued to a male age 50 for $20,000 initial premium, standard risk class with the minimum initial death benefit. The policy values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 10% over a period of years, but fluctuated above and below those averages for individual policy years.

The following tables show the death benefits and the policy values for uniform hypothetical rates of return. The table on page 36 is based on the current cost of insurance and other expense charges. This reflects the basis on which we currently sell the policy. The maximum cost of insurance rates allowable under the policy are contained in the 1980 Commissioners’ Standard Ordinary Mortality Tables. The death benefits and policy values shown in the table on page 37 are based on the assumption that the maximum allowable cost of insurance rates as described above (“guaranteed cost”) and other expense charges are made throughout the life of the policy.

The values shown assume that a policy owner maintains policy values in equal proportion among the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International, Limited-Term Bond, Money Market, Science and Technology, and Small Cap Growth portfolios of W&R Target Funds, Inc. These values take into account:

(a)	an average arithmetic annual expense ratio of 0.75% of the average daily net assets of these portfolios, based on the expense ratios of each of the portfolios for the last fiscal year of operations. The average annual expense ratio reflects fees and expenses charged by each portfolio before waiver or reimbursement;

(b)	the daily charge we deduct from each variable investment division for assuming mortality and expense risks (which is equivalent to an annual rate of 0.60%);

(c)	the annual deduction on each of the first ten policy anniversaries for

(1)	state and local premium taxes,

(2)	underwriting and issue expenses, and

(3)	sales expenses, which are together at an annual rate of 1.20% of the initial premium;

(d)	the annual deduction for cost of insurance; and

(e)	the $50 annual deduction for administrative expenses.

The values shown also assume the service fee, at an average annual rate of 0.25%, under the Service Plan adopted August 21, 1998, by W&R Target Funds, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Taking into account the mortality and expense risk charge of 0.60% and the charges deducted by W&R Target Funds, Inc. for investment management fees, expenses and “12b-1” service fees, the illustrated gross annual investment rates of return of 0%, 6% and 10%, correspond to approximate net annual rates of -1.60%, 4.40% and 8.40% respectively. The hypothetical values shown in the tables do not reflect charges for any Federal income tax burden attributable to the Variable Account, since we are not currently deducting any such charges from the Variable Account. However, we may deduct such charges in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 10% by an amount sufficient to cover the tax charges in order to produce the death benefits and policy values illustrated. (See “Tax Considerations.”)

The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid and if no policy loans have been made.

Illustrated values would be different if the proposed insured were another age or risk class.

Upon request, we will provide a comparable illustration based upon the individual circumstances of a particular proposed insured and the initial death benefit requested under a policy. You can obtain a personalized illustration by calling or writing to our administrative office.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MALE ISSUE AGE 50	STANDARD RISK CLASS
$20,000 SINGLE PREMIUM PAYMENT	$59,374 MINIMUM DEATH BENEFIT

CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES

	Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$59,374	$59,374	$59,374	$19,680	$20,880	$21,680	$18,080	$19,280	$20,080
2	59,374	59,374	59,374	18,870	21,280	22,967	17,470	19,880	21,567
3	59,374	59,374	59,374	18,050	21,681	24,352	16,850	20,481	23,152
4	59,374	59,374	59,374	17,217	22,082	25,841	16,217	21,082	24,841
5	59,374	59,374	59,374	16,367	22,480	27,444	15,567	21,680	26,644
6	59,374	59,374	59,374	15,496	22,871	29,170	14,896	22,271	28,570
7	59,374	59,374	59,374	14,601	23,255	31,032	14,201	22,855	30,632
8	59,374	59,374	59,374	13,678	23,630	33,042	13,478	23,430	32,842
9	59,374	59,374	59,374	12,724	23,994	35,218	12,724	23,994	35,218
10	59,374	59,374	59,374	11,736	24,346	37,578	11,736	24,346	37,578
15	59,374	59,374	65,998	6,999	26,881	54,096	6,999	26,881	54,096
20	59,374	59,374	91,574	321	29,061	78,943	321	29,061	78,943
25	*	59,374	123,349	*	29,844	115,279	*	29,844	115,279
30	*	59,374	178,119	*	27,031	169,637	*	27,031	169,637
35	*	59,374	260,525	*	15,541	248,119	*	15,541	248,119
40	*	*	376,800	*	*	358,857	*	*	358,857
45	*	*	523,344	*	*	518,163	*	*	518,163

*In the absence of an additional premium payment, the policy would have terminated.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MALE ISSUE AGE 50	STANDARD RISK CLASS
$20,000 SINGLE PREMIUM PAYMENT	$59,374 MINIMUM DEATH BENEFIT

MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES

	Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$59,374	$59,374	$59,374	$19,680	$20,880	$21,680	$18,080	$19,280	$20,080
2	59,374	59,374	59,374	18,818	21,226	22,913	17,418	19,826	21,513
3	59,374	59,374	59,374	17,940	21,567	24,234	16,740	20,367	23,034
4	59,374	59,374	59,374	17,043	21,899	25,652	16,043	20,899	24,652
5	59,374	59,374	59,374	16,122	22,219	27,175	15,322	21,419	26,375
6	59,374	59,374	59,374	15,172	22,523	28,809	14,572	21,923	28,209
7	59,374	59,374	59,374	14,188	22,808	30,568	13,788	22,408	30,168
8	59,374	59,374	59,374	13,167	23,072	32,463	12,967	22,872	32,263
9	59,374	59,374	59,374	12,103	23,311	34,512	12,103	23,311	34,512
10	59,374	59,374	59,374	10,991	23,522	36,730	10,991	23,522	36,730
15	59,374	59,374	63,893	5,378	25,056	52,371	5,378	25,056	52,371
20	*	59,374	88,168	*	25,404	76,007	*	25,404	76,007
25	*	59,374	118,097	*	22,603	110,371	*	22,603	110,371
30	*	59,374	169,877	*	11,590	161,787	*	11,590	161,787
35	*	*	247,101	*	*	235,335	*	*	235,335
40	*	*	354,382	*	*	337,507	*	*	337,507
45	*	*	487,841	*	*	483,011	*	*	483,011

*In the absence of an additional premium payment, the policy would have terminated.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-999-0317 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-4987

UNITED INVESTORS LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

2001 Third Avenue South (35233)

P.O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION

Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding ADVANTAGE I Variable Life Insurance, a variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2004 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2004.

STATEMENT OF ADDITIONAL INFORMATION

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the insurance amount, once two years have elapsed since the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit and any other amount paid will be adjusted if the insured’s age or sex has been misstated. The benefits paid will reflect the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide (while sane or insane) within two years after the policy’s effective date. In this instance, our liability will be limited to the total premiums paid less any loan balance.

If the insured dies by suicide (while sane or insane) within two years after the effective date of any increase in insurance requiring evidence of good health, the proceeds payable under the policy shall be:

(a)	reduced by the excess, if any, of the net amount at risk (death benefit minus policy value) on the date of the death over the net amount at risk immediately before the effect date of increase; and

(b)	increased by the cost of insurance changes deducted from policy value for this excess.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be responsible for the validity or effect of any assignment, and no assignment will be binding upon us until we receive a written copy of it at our administrative office. Because an assignment may be a taxable event, you should consult a qualified tax advisor before making an assignment. (See “Tax Considerations” in the prospectus.)

Unless you inform us otherwise in writing, you may change the policy owner while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any payments we make or other action we have taken before we receive the request. Because a change of policy owner may have tax consequences, you should consult a qualified tax advisor before changing the owner. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.)

Any such assignment or change of owner must be in a written form acceptable to us. (We may require you to send us your policy before making the change.)

3

Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable investment division’s unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division’s net investment factor for the current business day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a variable investment division from one business day to the next. The net investment factor may be greater or less than one, so the value of a variable investment division may increase or decrease.

The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the “ex-dividend” date occurs during the current business day; plus or minus

(3)	a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

We may waive or reduce the charges for sales expenses (including the surrender charge) and administrative expenses, on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

4

Other Information

Underwriters

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209, is the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the Policies:

Fiscal year	Aggregate Amount of Commissions Paid To SAL
2001	$ 26,004.13*
2002	$20.72
2003	$0

*	Waddell & Reed, Inc. was the principal underwriter of the Policies, and directly received all compensation with respect to the Policies, prior to April 30, 2001. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for the Policies it sold before that date.

Commissions payable for Policy sales are 7.39% of premiums received.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2003 and 2002 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003 and the balance sheets of the portfolios of United Investors Life Variable Account as of December 31, 2003 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2003 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

Actuarial matters included in the Prospectus and Statement of Additional Information have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

5

If a portfolio’s Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also receive an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make transfers, or take out a policy loan.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

6

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

United Investors Life Insurance Company

Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2003 and 2002, and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, United Investors changed its method of accounting for an embedded derivative in a modified coinsurance agreement as required by new accounting guidance which became effective on October 1, 2003 and recorded the impact as a change in accounting principle. In addition, as described in Note 1 to the financial statements, United Investors changed its method of accounting for goodwill in 2002, in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 29, 2004

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

(Dollar amounts in thousands expect per share data)

	2003	2002
ASSETS
INVESTMENTS:
Fixed maturities-available for sale, at fair value (amortized cost: 2003 - $799,801; 2002 - $715,754)	$861,965	$746,510
Preferred stock of affiliate, at fair value which approximates cost	240,412	240,412
Policy loans	24,058	23,107
Other long-term investments	13,837	—
Short term investments	7,441	10,284

Total investments	1,147,713	1,020,313
Accrued investment income (includes amounts from affiliates: 2003 - $477; 2002 - $477)	14,974	13,353
Receivables	6,595	9,667
Due from affiliate (includes funds withheld on reinsurance: 2003 - $376,310; 2002 - $266,602)	379,096	266,602
Deferred acquisition costs	243,976	266,707
Value of insurance purchased	1,509	1,574
Goodwill	26,628	26,628
Property and equipment	201	278
Other assets	1,340	2,453
Separate account assets	1,693,900	1,656,795

Total assets	$3,515,932	$3,264,370

(continued)

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

(Dollar amounts in thousands expect per share data)

	2003	2002
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Future policy benefits (includes reserves assumed from affiliates: 2003 - $381,364: 2002 - $276,743)	$957,743	$837,455
Unearned and advance premiums	2,162	2,317
Other policy benefits	10,456	8,889

Total policy liabilities	970,361	848,661
Accrued income taxes	135,221	110,193
Other liabilities	14,254	13,670
Due to affiliates	3	507
Separate account liabilities	1,693,900	1,656,795

Total liabilities	2,813,739	2,629,826
SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding: 500,000 shares	3,000	3,000
Additional paid in capital	351,476	351,408
Accumulated other comprehensive income	34,981	17,074
Retained earnings	312,736	263,062

Total shareholders’ equity	702,193	634,544

Total liabilities and shareholders’ equity	$3,515,932	$3,264,370

(concluded)

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	2003	2002	2001
REVENUE:
Premium income	$83,724	$86,357	$86,958
Policy charges and fees	53,452	61,845	82,445
Net investment income (includes amounts from affiliates (2003 - $16,281; 2002 - $16,109; 2001 - $16,385)	71,701	66,213	64,313
Realized investment gains (losses)	(3,262)	(8,061)	320
Other income	26,843	14,380	23,302

Total revenue	232,458	220,734	257,338
BENEFITS AND EXPENSES:
Policy benefits:
Individual life	67,430	67,228	67,130
Annuity	31,661	28,646	28,473

Total policy benefits	99,091	95,874	95,603
Amortization of deferred acquisition costs and value of insurance purchased	32,262	40,021	55,597
Commissions and premium taxes	6,589	6,855	8,611
Other operating expenses	8,285	10,584	10,029

Total benefits and expenses	146,227	153,334	169,840

Income before income taxes and cumulative effect of change in accounting principles	86,231	67,400	87,498
Income taxes	22,703	14,266	20,473

Net income before the cumulative effect of change in accounting principles	63,528	53,134	67,025
Cumulative effect of change in accounting principles (less applicable income tax benefit of $7,025 in 2003 and income tax benefit of $2,156 in 2001	13,046	—	(4,004)

Net income	$76,574	$53,134	$63,021

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	2003	2002	2001
Net income	$76,574	$53,134	$63,021
Other comprehensive income:
Unrealized investment gains:
Unrealized investment gains on securities:
Unrealized holding gains arising during period	32,597	18,557	19,297
Reclassification adjustment for gains (losses) on securities included in net income	(2,972)	8,061	(441)
Reclassification adjustment for change in accounting principle	—	—	6,160
Reclassification adjustment for amortization of premium	1,782	586	91

	31,407	27,204	25,107
Unrealized gains on other investments	—	—	(9)
Unrealized (losses), adjustment to deferred acquisition costs	(3,858)	(3,766)	(6,430)

Total unrealized gains	27,549	23,438	18,668
Applicable income tax	(9,642)	(8,203)	(6,533)

Other comprehensive income	17,907	15,235	12,135

Comprehensive income	$94,481	$68,369	$75,156

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
Year Ended December 31, 2001
Balance at January 1, 2001	$3,000	$350,762	$(10,296)	$222,707	$566,173
Comprehensive income			12,135	63,021	75,156
Dividends				(30,000)	(30,000)
Exercise of stock options		609			609

Balance at December 31, 2001	3,000	351,371	1,839	255,728	611,938
Year Ended December 31, 2002
Comprehensive income			15,235	53,134	68,369
Dividends				(45,800)	(45,800)
Exercise of stock options		37			37

Balance at December 31, 2002	3,000	351,408	17,074	263,062	634,544
Year Ended December 31, 2003
Comprehensive income			17,907	76,574	94,481
Dividends				(26,900)	(26,900)
Exercise of stock options		68			68

Balance at December 31, 2003	$3,000	$351,476	$34,981	$312,736	$702,193

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	2003	2002	2001
OPERATING ACTIVITIES:
Net income	$76,574	$53,134	$63,021
Adjustment to reconcile net income to cash provided from operations:
Increase in future policy benefits	104,166	9,382	(10,632)
Increase in other policy liabilities	1,412	752	688
Deferral of policy acquisition costs	(13,324)	(23,270)	(44,350)
Amortization of deferred acquisition costs and value of insurance purchased	32,262	40,021	55,597
Change in accrued income taxes	15,277	(4,212)	34,661
Depreciation	93	90	100
Realized (gains) losses on sale of investments and properties	3,262	8,061	(320)
Change in accounting principle	(20,071)	—	6,160
Change in funds withheld on reinsurance	(109,708)	7,614	10,543
Other accruals and adjustments	(1,126)	3,384	1,693

Cash provided from operations	88,817	94,956	117,161
INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale-sold	36,156	101,100	163,665
Fixed maturities available for sale-matured, called and repaid	60,741	32,724	38,743

Total investments sold or matured	96,897	133,824	202,408
Acquisition of investments:
Fixed maturities-available for sale	(179,755)	(212,898)	(270,083)
Net increase in policy loans	(951)	(1,416)	(423)

Total acquistion of investments	(180,706)	(214,314)	(270,506)
Net decrease in short-term investments	2,843	7,284	6,805
Net change in payable of receivable for securities	2,943	98	(26,940)
Funds loaned to affiliates	(106,000)	(65,700)	(108,700)
Funds repaid by affiliates	106,000	65,700	108,700
Funds borrowed from affiliates	112,000	71,500	45,600
Funds repaid to affiliates	(112,000)	(71,500)	(45,600)
Disposition of property and equipment	—	—	11
Additions of properties	(16)	(8)	(149)

Cash used for investment activities	(78,039)	(73,116)	(88,371)

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(26,900)	(45,800)	(30,000)
Net receipts (disbursements) from deposit product operations	16,122	23,960	(20,429)

Cash used for financing activities	(10,778)	(21,840)	(50,429)

INCREASE (DECREASE) IN CASH:
Cash at beginning of year	—	—	(21,639)
Cash at end of year	—	—	21,639

	$—	$—	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003 AND 2002 AND FOR THE YEARS ENDED

DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands except per share data)

l.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business—United Investors is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining deferred acquisition costs, value of insurance purchased, the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (“TMK”). United Investors is owned by Liberty National Life Insurance Company (“Liberty National”) (81.18%) and TMK (18.82%). Liberty National is a wholly-owned TMK subsidiary. The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include common and non-redeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If a decline in the fair market value of an investment is deemed other than temporary, such impairment is treated as a realized loss and the investment’s cost basis is adjusted to fair market value. Investment income on other-than-temporarily impaired investments which are past due is not recorded until received.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2003, 2002, and 2001 included approximately $35,211, $34,521, and $35,461, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments with similar maturities. Fair value of future benefits for universal life, current interest products, and annuity products are based on the fund value. Policy loans are an integral part of the life insurance policies which United Investors has in force and cannot be valued separately.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Recognition of Revenue and Related Expenses—Premiums for insurance contracts, which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products according to SFAS No. 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred and recorded as value of insurance purchased.

Deferred acquisition costs and the value of life insurance purchased, for policies other than universal life-type policies, according to SFAS No. 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, persistency, morbidity, and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to insure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

Separate Accounts—Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of United Investors. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income, and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s Statements of Operations and Cash Flows. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in premium revenues.

Embedded Derivative—In April 2003, the FASB issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). It was effective for United Investors as of October 1, 2003. Issue B36 concluded that certain modified coinsurance agreements include an embedded derivative. United Investors has such an agreement. United Investors’ “Due from Affiliates” includes funds withheld on reinsurance agreements. These amounts represent funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, in accordance with Issue B36, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as an “Other Invested Asset” on the balance sheet. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in the cash flows of the underlying annuity contracts, changes in interest rates, and changes in credit risks of the assets held by the ceding company.

Upon adoption of Issue B36 at October 1, 2003, United Investors recorded an asset in the amount of $20,071 for this embedded derivative. The establishment of this asset has been recorded as an after-tax cumulative effect of a change in accounting principle of $13,046 in the 2003 Statement of Operations. In the fourth quarter of 2003, United Investors recorded the change in the fair value of this derivative and has reflected this decrease of $6,324 as a component of realized investment gains.

Asset-Backed Securities—United Investors adopted new accounting guidance, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (“EITF 99-20”), effective April 1, 2001. EITF 99-20 changed the method of accounting for most of United Investors’ asset-backed securities, and also set forth specific new rules regarding the impairment of asset-backed securities. Future impairments, if any, are to be recognized as a component of realized investment losses. On initial application of this standard, impairments were recognized as a change in accounting principle. Reversals of impairment charges recognized subsequent to adoption of EITF 99-20 are prohibited.

In accordance with this guidance, in 2001, United Investors evaluated the expected cash flows on its asset-backed securities under EITF 99-20. As a result, United Investors determined that these assets were impaired by $6.1 million, or $4.0 million after tax. This impairment charge was recorded as a cumulative effect of a change in accounting principle in the second quarter of 2001.

Income Taxes—Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from three to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. Effective January 1, 2002, United Investors adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No.142 changed the accounting for goodwill from an amortization method to an impairment method. Accordingly, the Company ceased amortizing goodwill in 2002 and continues to carry it at the December 31, 2001 balance of $26,628. Restatement of prior year results to exclude the amortization of goodwill for comparability is not permitted. Goodwill amortization was $946 in 2001. Goodwill is subject to impairment testing upon implementation and annually thereafter based on the procedures outlined in SFAS No. 142.

In accordance with SFAS No. 142, United Investors has tested goodwill as of January 1, 2002 and annually thereafter for impairment. As a result of these tests, United Investors determined that there was no goodwill impairment.

The pro forma effect of the adoption of SFAS No. 142 on reported earnings is as follows:

Reported net income	$76,574	$53,134	$63,021
Add: amortization of goodwill	—	—	946

Adjusted net income	$76,574	$53,134	$63,967

Guaranteed Minimum Policy Benefits—The American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contract and for Separate Accounts (“SOP 03-1”). This Statement is effective for United Investors beginning January 1, 2004. This Statement covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The primary issue affecting United Investors is the accounting for policy liabilities for certain guaranteed minimum death benefits. United Investors has determined that this accounting change will result in a charge to earnings of $7,163 net of tax in 2004 to establish the required additional liability. This change will be recorded as the cumulative effect of a change in accounting principle.

In future periods, United Investors does not believe that the provision for guaranteed minimum death benefits will have a material impact on its operations. However, the liability for guaranteed minimum policy benefits is highly dependent on the performance of financial markets, whereby poor market performance in the future could increase United Investors’ obligations.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation – Transition, which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS No. 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	For the Year Ended December 31,
	2003	2002	2001
Net income as reported	$76,574	$53,134	$63,021
After tax effect of stock-based compensation, fair value method	(98)	(100)	(231)

Pro forma net income	$76,476	$53,034	$62,790

Reclassifications—Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders’ equity on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Shareholders’ Equity at December 31,
2003	2002	2001	2003	2002
$63,047	$18,452	$38,769	$206,276	$158,234

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2003 in compliance with all regulations were $495,917. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $64.0 million in 2004, which represents net income on a statutory basis before realized gains and losses.

The State of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk-based capital (“RBC”) formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2003 and 2002.

3.	INVESTMENTS

Investment income is summarized as follows:

	Year Ended December 31,
	2003	2002	2001
Fixed maturities	$53,899	$48,937	$46,336
Policy loans	1,654	1,571	1,561
Other long-term investments	2,009	43	114
Short-term investments	181	212	1,057
Interest and dividends from affiliates	16,281	16,106	16,385

	74,024	66,869	65,453
Less investment expense	(2,323)	(656)	(1,140)

Net investment income	$71,701	$66,213	$64,313

Analysis of gains (losses) from investments:
Realized investment gains (losses):
Fixed maturities	$2,972	$(8,061)	$320
Change in derivative value	(6,234)	—	—

	$(3,262)	$(8,061)	$320

Analysis of change in unrealized gains:
Net change in unrealized investment gains on fixed maturities available for sale before tax	$31,407	$27,204	$25,107
Net change in unrealized gains on equity securities	—	—	—
Net change in unrealized investment gains on short-term investments before tax	—	—	(9)
Adjustment for deferred acquisition costs	(3,858)	(3,766)	(6,430)
Applicable tax	(9,642)	(8,203)	(6,533)

Net change in unrealized gains on investments available for sale	$17,907	$15,235	$12,135

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2003 and 2002 as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2003:
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$5,466	$319	$(1)	$5,784
GNMA’s	11,783	1,050	—	12,833
Other mortgage-backed securities	5,411	689	—	6,100
States, municipalities and political subdivisions	—	—	—	—
Foreign governments	1,273	339	—	1,612
Public utilities	109,757	8,252	(476)	117,533
Industrial and miscellaneous	542,590	43,167	(2,198)	583,559
Asset-backed securities	5,978	171	(135)	6,014
Redeemable preferred stocks	117,543	11,866	(879)	128,530

Total fixed maturities	$799,801	$65,853	$(3,689)	$861,965

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2002:
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$13,054	$622	$—	$13,676
GNMA’s	20,809	1,875	—	22,684
Other mortgage-backed securities	6,546	809	—	7,355
States, municipalities and political subdivisions	539	12	—	551
Foreign governments	1,416	177	(12)	1,581
Public utilities	102,961	5,494	(4,884)	103,571
Industrial and miscellaneous	486,463	33,677	(8,779)	511,361
Asset-backed securities	1,243	196	—	1,439
Redeemable preferred stocks	82,723	4,287	(2,718)	84,292

Total fixed maturities	$715,754	$47,149	$(16,393)	$746,510

A schedule of fixed maturities by contractual maturity at December 31, 2003 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$20,300	$20,496
Due after one year through five years	136,573	149,737
Due after five years through ten years	213,006	236,759
Due after ten years	406,750	430,027

	776,629	837,019
Mortgage-backed and asset-backed securities	23,172	24,946

	$799,801	$861,965

Proceeds from sales of fixed maturities available for sale were $36,156 in 2003, $101,100 in 2002, and $163,665 in 2001. Gross gains realized on these sales were $4,610 in 2003, $8,004 in 2002, and $6,296 in 2001. Gross losses realized on these sales were $2,363 in 2003, $1,258 in 2002, and $969 in 2001.

No sales of equity securities occurred in 2003, 2002, and 2001.

During the years ended December 31, 2003, 2002, and 2001, United Investors realized losses of $0, $14,617, and $1,087, respectively, related to declines in fair value of certain available for sale investments that management deemed to be other than temporary.

United Investors’ portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value as temporary even in periods exceeding one year. In certain circumstances, however, it may become apparent that the principal of an investment may not be recoverable, generally due to factors specific to an individual issuer and not market interest rates. In this event, United Investors classifies such investments as other-than-temporarily impaired and writes the investment down to fair value, realizing an investment loss. The determination that a security is other-than-temporarily impaired is highly subjective and involves the careful consideration of many factors. These factors include:

•	Default on a payment

•	Issuer has declared bankruptcy

•	Severe deterioration in market value

•	Deterioration in credit quality as indicated by credit ratings

•	Issuer having serious financial difficulties as reported in the media

•	News releases by issuer

•	Information disseminated through the investment community

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security.

The following table discloses unrealized investment losses by class of investment at December 31, 2003. United Investors considers these investments to be only temporarily impaired.

Analysis of Gross Unrealized Investment Losses

At December 31, 2003

	Less than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

U.S. Government and agency	$446	$1	$—	$—	$446	$1
Corporates	106,399	2,631	17,445	1,057	123,844	3,688

Total fixed maturities	$106,845	$2,632	$17,445	$1,057	$124,290	$3,689

United Investors maintains a “watchlist” of all securities upon which are reported those investments that have a fair value less than 80% of book value, have a National Association of Insurance Commissioners (“NAIC”) designation of 5 or 6, or were previously impaired and written down. Securities on this list are reviewed and tested for impairment at least quarterly. At December 31, 2003, securities of three issuers were on this list with a fair value of $9 million and a book value of $6.7 million. Securities of 1 issuer with a fair value of $2.7 million and a book value of $3.3 million were in this position for more than a year. As of December 31, 2003, United Investors has no information available to cause it to believe that any of these investments are other-than-temporarily impaired.

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

	2003		2002		2001
	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased
Balance at beginning of year	$266,707	$1,574	$286,260	$2,539	$296,073	$10,403
Additions:
Deferred during period:
Commissions	17,245	—	14,889	—	27,122	—
Return of commissions (1)	(10,857)	—	—	—	—	—
Other expenses	6,936	—	8,380	—	17,228	—

Total deferred	13,324	—	23,269	—	44,350	—
Deductions:
Amortized during period	(32,197)	(65)	(39,056)	(965)	(47,733)	(7,864)
Adjustment attributable to unrealized investment gains (2)	(3,858)	—	(3,766)	—	(6,430)	—

Total deductions	(36,055)	(65)	(42,822)	(965)	(54,163)	(7,864)

Balance at end of year	$243,976	$1,509	$266,707	$1,574	$286,260	$2,539

(1)	In 2003, $10.9 million in disputed commissions paid in prior years to Waddell & Reed were returned in settlement. This amount reduced deferred commissions.

(2)	Represents amounts pertaining to investments relating to universal life-type products.

The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $92, $137, and $262 for the years ended December 31, 2003, 2002, and 2001, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2001 to 2003. The estimated amount of the unamortized value of business purchased balance at December 31, 2002 to be amortized during each of the next five years is: 2004, $60; 2005, $58; 2006, $56; 2007, $53 and 2008, $51.

In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

5.	PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	2003		2002
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$595	$500	$579	$423
Furniture and office equipment	1,075	969	1,075	953

Total	$1,670	$1,469	$1,654	$1,376

Depreciation expense on property and equipment was $93, $90, and $100 for each of the years 2003, 2002, and 2001, respectively.

6.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2003 is as follows:

Individual Life Insurance
Interest assumptions:
Years of Issue	Interest Rates	Percent of Liability
1962 - 2003	3.00% to 6.00%	27%
1986 - 1992	7.00% graded to 6.00%	23%
1962 - 1985	8.50% graded to 6.00%	1%
1981 - 1985	8.50% graded to 7.00%	1%
1984 - 2003	Interest sensitive	48%

100%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965-70 Select and Ultimate table

1975-80 Select and Ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

Total income taxes were allocated as follows:

	Year Ended December 31,
	2003	2002	2001
Operating income	$22,703	$14,266	$20,473
Shareholders’ equity:
Unrealized investment gains	9,642	8,203	6,533
Tax basis compensation expense (from the exercise of stock options ) recognized for financial reporting purposes	(68)	(37)	(609)
Change in accounting principle	7,025	—	(2,156)
Other	—	—	1,655

	$39,302	$22,432	$25,896

Income tax expense is summarized below:

	Year Ended December 31,
	2003	2002	2001
Current income tax expense	$20,053	$3,602	$4,961
Deferred income tax expense	2,650	10,664	15,512

	$22,703	$14,266	$20,473

The effective income tax rate differed from the expected statutory rate of 35% in 2003, 2002, and 2001 as shown below:

	Year Ended December 31,
	2003	%	2002	%	2001	%
Expected income taxes	$30,181	35%	$23,589	35%	$30,624	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(7,484)	(9)	(9,328)	(14)	(10,498)	(12)
Goodwill amortization					331
Other	6	—	5	—	16	—

Income taxes	$22,703	26%	$14,266	21%	$20,473	23%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31,
	2003	2002	2001
Deferred tax assets:
Present value of future policy surrender charges	$20,181	$24,704	$32,821
Other liabilities, principally due to the current nondeductibility for tax purposes of certain accrued expenses	—	—	1,036

Total gross deferred tax assets	20,181	24,704	33,857
Deferred tax liabilities:
Unrealized investment gains	18,836	9,194	990
Future policy benefits and unearned and advance premiums	42,090	42,948	31,151
Deferred acquisition costs	68,431	71,192	79,463
Other	19,959	11,188	13,205

Total gross deferred tax liabilities	149,316	134,522	124,809

Net deferred tax liability	$129,135	$109,818	$90,952

The net deferred tax liability is included as a component of accrued income taxes on the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by the company. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders’ surplus account. A current tax expense will be recognized in the future if and when it becomes probable that all or a portion of the policyholders’ surplus account will become taxable.

8.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also an unfunded, nonqualified, excess benefit plan which covers certain employees. The plans cover employees of United Investors as well as other Torchmark affiliates. The total cost of these retirement plans allocated and charged to UILIC’s operations was as follows:

Year Ended December 31,	Defined Contribution Plans	Defined Benefit Pension Plans
2003	$82	$188
2002	87	106
2001	83	77

United Investors accrues expense for the defined contribution plans based on a percentage of employee contributions. The plans are funded by the employee contributions and a United Investors’ contribution based on a percentage of employee contributions. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the qualified pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Plan assets in the funded plans consist primarily of investments in marketable long-term fixed maturities and equity securities and are valued at fair market value. The following table presents the assets of the Liberty National and TMK defined benefit pension plans by component for the years ended December 31, 2003 and 2002.

Pension Assets by Component

(Dollar amounts in thousands)

	December 31, 2003		December 31, 2002
	Amount	%	Amount	%
Corporate debt	$62,278	38.5	$53,556	40.4
Other fixed maturities	2,078	1.3	11,285	8.5
Equity securities	70,015	43.3	33,959	25.6
Securities of Torchmark	13,273	8.2	12,682	9.6
Short-term investments	8,669	5.4	16,886	12.7
Annuity contract issued by Torchmark	3,759	2.3	3,278	2.5
Other	1,660	1.0	949	0.7

Total assets	$161,732	100.0	$132,595	100.0

The increase in pension assets during 2003 resulted primarily from improved financial markets and a $10.4 million contribution during the period.

Plan assets are managed by TMK. Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments, that when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return will meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated investment grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a twenty percent allowable variance as noted.

Asset Type	Target	Minimum	Maximum
Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-terms	0	0	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2003, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase.

TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions

For Benefit Obligations at December 31:
	2003	2002
Discount Rate	6.25%	6.75%
Rate of Compensation Increase	4.00	4.50

For Periodic Benefit Cost for the Year:
	2003	2002	2001
Discount Rate	6.75%	7.25%	7.50%
Expected Long-Term Returns	8.75	9.25	9.25
Rate of Compensation Increase	4.25	4.50	4.50

The expected long-term rate of return on plan assets is Liberty National and TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31,
	2003	2002	2001
Service cost - benefits earned during period	$992	$740	$713
Interest cost on projected benefit obligation	1,859	1,726	1,579
Expected return on assets	(2,038)	(1,805)	(1,727)
Net amortization and deferral	443	47	(51)

Total net periodic cost	1,256	708	514
Periodic cost allocated to other participating employers	1,068	602	437

UILIC’s net periodic cost	$188	$106	$77

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ and Liberty National’s, the plan sponsor, financial statements.

	Pension Benefits for the year ended December 31,
	2003	2002
Changes in benefit obligation:
Obligation at the beginning of year	$26,863	$22,121
Service cost	992	740
Interest cost	1,859	1,726
Actuarial (gain) loss	3,571	3,321
Benefits paid	(1,959)	(1,045)

Obligation at the end of year	31,326	26,863
Changes in plan assets:
Fair value at the beginning of year	22,447	20,964
Return on assets	5,646	(787)
Contributions	1,548	3,315
Benefits paid	(1,959)	(1,045)

Fair value at the end of year	27,682	22,447

Funded status at year-end	(3,644)	(4,416)
Unrecognized amounts at year-end:
Unrecognized actuarial loss	5,919	6,413
Unrecognized prior service cost	166	151

Net amount recognized at year-end	$2,441	$2,148

Amounts recognized consist of:
Prepaid benefit cost	$2,441	$2,148
Accrued benefit liability	—	—

Net amount recognized at year-end	2,441	2,148
Net amount recognized allocated to other participating employers	2,061	1,812

UILIC’s net amount recognized at year-end	$380	$336

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant for disclosure.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least 15 years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans—As previously stated in Note 1, United Investors accounts for employee stock options granted under the provisions of various TMK stock option plans under the intrinsic value method in accordance with APB 25. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options, upon which compensation expense is based. The estimated fair value of the options is then amortized to expense over the options’ vesting period. The Black-Scholes option valuation model was not developed for use in valuing employee stock options. Instead, this model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the employee stock options granted under the TMK stock option plans have characteristics significantly different from those of traded options, changes in the assumptions can materially affect the fair value estimate of its employee stock options. Under the intrinsic value method, compensation expense for option grants is only recognized if the exercise price of the employee stock option is less than the market price of the underlying stock on the date of grant.

As required by SFAS 148, Accounting for Stock-Based Compensation – Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1 – Significant Accounting Policies. The fair value for TMK’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2003, 2002, and 2001:

	2003	2002	2001
Risk-free interest rate	2.8%	3.1%	4.5%
Dividend yield	1.0%	1.0%	0.9%
Volatility factor	25.8%	30.1%	31.7%
Weighted average expected life (in years)	4.48	4.51	4.75

The weighted average fair value of options granted during the years ended December 31, 2003, 2002, and 2001 were $10.52, $10.33, and $13.00, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31 follows:

	2003		2002		2001
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding - beginning of year	89,836	$35.98	84,014	$35.47	119,521	$30.38
Granted	11,500	44.89	14,000	37.44	30,271	39.85
Exercised	(13,053)	32.27	(8,178)	33.28	(65,778)	28.23
Expired	—	—	—	—	—	—

Outstanding - end of year	88,283	$37.69	89,836	$35.98	84,014	$35.47

At December 31, 2003, United Investors had 55,783 exercisable options with a weighted average exercise price of $36.20. The weighted average remaining life of outstanding stock options was 7.38 years at December 31, 2003.

At December 31, 2003, 2002, and 2001, there were approximately 2,786,000, 3,860,000 and 5,024,000 respectively, shares of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amount of these commissions was $5,369, $5,428, and $5,056 in 2003, 2002, and 2001, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,694 in 2003, $1,759 in 2002, and $1,852 in 2001.

TMK performed certain administrative services for United Investors for which it was charged $504 in 2003, $660 in 2002, and $720 in 2001.

During 2003, United Investors loaned, in a series of notes, $106,000 to TMK, which is an affiliated company. These notes had an interest rate of 2.75% and were repaid in 2003. The interest income related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors loaned, in a series of notes, $65,700 to TMK, Globe, and United American, which are affiliated companies. These notes had a 4.0% interest rate and were repaid in 2002. The interest income related to these notes of $139 is included in the accompanying financial statements.

During 2001, United Investors loaned, in a series of notes, $108,700 to United American, TMK, Globe and American Income Life Insurance Company, which are affiliated companies. These notes had interest rates ranging from 4% to 6% and were repaid in 2001. The interest income related to these notes of $419 is included in the accompanying financial statements.

During 2003, United Investors borrowed, in a series of loans, $112,000 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2003 and had an interest rate of 2.75%. The interest expense related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors borrowed, in a series of notes, $71,500 from TMK, Liberty National, and Globe, which are affiliated companies. These notes were repaid in 2002 and had a 4.0% interest rate. The interest expense related to these notes of $132 is included in the accompanying financial statements.

During 2001, United Investors borrowed, in a series of notes, $45,600 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2001 and had interest rates ranging from 4% to 6%. The interest expense related to these notes of $230 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $376,310 and $266,602 at December 31, 2003 and 2002, respectively. Interest income totaled $26,843, $14,380, and $23,302 in 2003, 2002, and 2001, respectively, and is included in investment income in the accompanying financial statements. The reserve for annuity balances assumed in connection with this business totaled $381,364 and $276,743 as of December 31, 2003 and 2002, respectively. United Investors reimbursed United American for administrative expense in the amount of $1,600, $501, and $422 in 2003, 2002, and 2001, respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2003.

United Investors owns 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A. Dividend income, on these shares, was $15,966 in 2003, $15,966 in 2002, and $15,966 in 2001.

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance – United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2003 and less than 3% of premium income for 2003. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Litigation—United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

On March 19, 2002, an Alabama jury awarded $50 million compensatory damages to United Investors against Waddell & Reed Financial, Inc (“WDR”). WDR is a former distributor of United Investors’ variable annuities. The dispute involved certain compensation on United Investors’ in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors’ variable annuities with those of another company. On April 18, 2003, the Alabama Supreme Court reversed, in part, the $50 million verdict rendered by the jury. The court found that conversion, breach of contract, and one claim of fraud and suppression were properly submitted to the jury. However, the court held that two claims, tortuous interference with contractual relations and fraud in connection with a promise by WDR not to replace United Investors’ existing variable annuity contracts, should not have been submitted to the jury. Under Alabama law, the findings by the court that two claims should not have been submitted to the jury necessitated a remand to the trial court on the remaining claims.

On United Investors’ petition for rehearing, the Alabama Supreme Court issued a July 1, 2003 revised opinion affirming the trial jury’s verdict for United Investors on WDR’s claims for unjust enrichment, breach of contract and fraud and also affirmed a separate ruling by the trial judge that there was no contract between United Investors and WDR as alleged by WDR. The Supreme Court left intact its earlier decisions reversing and rendering the two claims that should not have been submitted to the jury and remanding the remaining claims to the trial court. After the Supreme Court’s denial of WDR’s petition for rehearing and its remand of the case to the trial court with a clarifying opinion, United Investors filed a motion for summary judgment in this case with the trial court. Subsequently, on October 22, 2003, WDR delivered to United Investors $12.8 million, the amount of disputed commissions WDR had previously withheld from United Investors, plus interest. Based upon the delivery of this check, WDR moved for summary judgment in the Alabama trial court. The Alabama trial court denied WDR’s motion for summary judgment in November 2003 and United Investors continued to pursue its remaining claims against WDR in the Alabama Circuit Court. On March 17, 2004, a jury returned a verdict totaling $45 million in favor of United Investors against three WDR corporate entities. WDR has announced that it will appeal the verdict

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (2%); investment-grade corporate bonds (66%); preferred stock in affiliates (21%); non-investment-grade securities (7%); policy loans (2%), which are secured by the underlying insurance policy values; non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2003, 3% or more of the portfolio was invested in the following industries: Electric, gas, and sanitation services (14%); depository institutions (13%); insurance carriers (9%); non-depository credit institutions (6%); transportation equipment (4%); and industrial/commercial machinery and computer equipment (3%). At year-end 2003, 7% of the carrying value of invested assets was rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $80.4 million, amortized cost was $78.6 million, and market value was $83.5 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows as required by GAAP:

	2003	2002	2001
Paid-in capital from tax benefit for stock option exercises	$68	$37	$609

The following table summarizes certain amounts paid (refunded) during the period:

	Year Ended December 31,
	2003	2002	2001
Income taxes	$14,274	$18,440	$(16,952)
Interest	316	132	230

12.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance, and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2003
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,180	7%	$—	—%	$6,180	7%
Waddell & Reed	54,063	65	—	—	54,063	65
Liberty National	17,185	21	—	—	17,185	21
United American	248	—	215	100	463	—
Globe Direct Response	5,833	7	—	—	5,833	7

	$83,509	100%	$215	100%	$83,724	100%

	For the Year 2002
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,909	6.9%	$—	—%	$5,909	6.8%
Waddell & Reed	57,562	66.8	—	—	57,562	66.7
Liberty National	15,301	17.8	—	—	15,301	17.7
United American	197	0.2	238	100	435	0.5
Globe Direct Response	7,150	8.3	—	—	7,150	8.3

	$86,119	100.0%	$238	100.0%	$86,357	100.0%

	For the Year 2001
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,973	6.9%	$—	—%	$5,973	6.9%
Waddell & Reed	61,693	71.2	—	—	61,693	70.9
Liberty National	12,746	14.7	—	—	12,746	14.7
United American	163	0.2	339	100.0	502	0.6
Globe Direct Response	6,044	7.0	—	—	6,044	6.9

	$86,619	100.0%	$339	100.0%	$86,958	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2003
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$83,508	$216	$—	$—	$83,724
Policy charges and fees	22,386	31,066	—	—	53,452
Net investment income	—	—	71,701	—	71,701
Other income	—	26,843	—	—	26,843

Total revenue	105,894	58,125	71,701	—	235,720
Benefits and expenses:
Policy benefits	67,430	31,661	—	—	99,091
Required reserve interest	(21,703)	(13,508)	35,211	—	—
Amortization of acquisition costs	28,478	3,784	—	—	32,262
Commissions and premium taxes	6,184	405	—	—	6,589
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total expense	89,915	27,333	20,694	—	137,942

Underwriting income before other income and administrative expense	15,979	30,792	51,007	—	97,778
Administrative expenses	—	—	—	8,285	8,285

Measure of segment profitability	$15,979	$30,792	$51,007	$(8,285)	89,493

Realized investment gains/losses and deferred acquisition cost adjustment					(3,262)

Pretax operating income					$86,231

	For the Year 2002
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,119	$238	$—	$—	$86,357
Policy charges and fees	22,927	38,918	—	—	61,845
Net investment income	—		66,213	—	66,213
Other income	—	14,380	—	—	14,380

Total revenue	109,046	53,536	66,213	—	228,795
Benefits and expenses:
Policy benefits	67,228	28,646	—	—	95,874
Required reserve interest	(21,289)	(13,232)	34,521	—
Amortization of acquisition costs	22,454	17,567	—	—	40,021
Commissions and premium taxes	6,611	244	—	—	6,855
Required interest on acquisition costs	9,852	7,286	(17,138)	—

Total expenses	84,856	40,511	17,383	—	142,750

Underwriting income before other income and administrative expense	24,190	13,025	48,830	—	86,045
Administrative expenses	—	—	—	10,584	10,584

Measure of segment profitability	$24,190	$13,025	$48,830	$(10,584)	75,461

Realized investment gains/losses and deferred acquisition cost adjustment					(8,061)

Pretax operating income					$67,400

	For the Year 2001
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,619	$339	$—	$—	$86,958
Policy charges and fees	22,984	59,461	—	—	82,445
Net investment income	—	—	64,313	—	64,313
Other income	—	23,302	—	—	23,302

Total revenue	109,603	83,102	64,313	—	257,018
Benefits and expenses:
Policy benefits	67,130	28,473	—	—	95,603
Required reserve interest	(21,001)	(14,460)	35,461	—
Amortization of acquisition costs	22,409	33,188	—	—	55,597
Commissions and premium taxes	6,308	2,303	—	—	8,611
Required interest on acquisition costs	10,252	8,417	(18,669)	—

Total expenses	85,098	57,921	16,792	—	159,811

Underwriting income before other income and administrative expense	24,505	25,181	47,521	—	97,207
Administrative expenses	—	—	—	9,083	9,083
Goodwill amortization	—	—	—	946	946

Measure of segment profitability	$24,505	$25,181	$47,521	$(10,029)	87,178

Realized investment gains/losses and deferred acquisition cost adjustment					320

Pretax operating income					$87,498

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2003
	Life	Annuity	Investment	Other	Total
Cash and invested assets	—	—	$1,147,713	—	$1,147,713
Accrued investment income	—	—	14,974	—	14,974
Deferred acquisition cost	$142,790	$101,186	—	—	243,976
Goodwill	—	—	—	$26,628	26,628
Separate account assets	—	1,693,900	—	—	1,693,900
Other assets	—	—	—	388,741	388,741

Total assets	$142,790	$1,795,086	$1,162,687	$415,369	$3,515,932

	December 31, 2002
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,020,313	$—	$1,020,313
Accrued investment income	—	—	13,353	—	13,353
Deferred acquisition cost	133,646	122,118	—	—	255,764
Goodwill	—	—	—	26,628	26,628
Separate account assets	—	1,656,795	—	—	1,656,795
Other assets	—	—	—	291,517	291,517

Total assets	$133,646	$1,778,913	$1,033,666	$318,145	$3,264,370

* * * * * *

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Life Variable Account:

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International, Small Cap Growth, Balanced, Limited Term Bond, Asset Strategy, and Science and Technology portfolios that comprise the United Investors Life Variable Account (the “Life Variable Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Life Variable Account’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2003 by correspondence with the respective portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of the Life Variable Account as of December 31, 2003, and the results of their respective operations and changes in net assets for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 29, 2004

UNITED INVESTORS LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2003

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
ASSETS:
Investment in mutual funds (Note 2)	$581,328	$2,817,509	$2,654,116	$16,008,736	$10,131,079	$3,736,241	$4,983,912	$1,824,829	$277,347	$1,247,325	$2,109,367	$46,371,789

Total assets	581,328	2,817,509	2,654,116	16,008,736	10,131,079	3,736,241	4,983,912	1,824,829	277,347	1,247,325	2,109,367	46,371,789

LIABILITIES:
Mortality and expense risk charge payable to sponsor (Note 4)	105	465	436	2,599	1,647	598	813	297	47	203	340	7,550

Total liabilities	105	465	436	2,599	1,647	598	813	297	47	203	340	7,550

Net assets (Note 3)	$581,223	$2,817,044	$2,653,680	$16,006,137	$10,129,432	$3,735,643	$4,983,099	$1,824,532	$277,300	$1,247,122	$2,109,027	$46,364,239

EQUITY:
Equity of contract owners	$581,223	$2,817,044	$2,653,680	$16,006,137	$10,129,432	$3,735,643	$4,983,099	$1,824,532	$277,300	$1,247,122	$2,109,027	$46,364,239

Total equity	$581,223	$2,817,044	$2,653,680	$16,006,137	$10,129,432	$3,735,643	$4,983,099	$1,824,532	$277,300	$1,247,122	$2,109,027	$46,364,239

Accumulation units outstanding	299,234	911,851	863,718	2,550,797	3,317,172	2,035,559	1,500,488	901,157	164,957	623,139	683,578

Net assets value per unit	$1.942	$3.089	$3.072	$6.275	$3.054	$1.835	$3.321	$2.025	$1.681	$2.001	$3.085

Cost of invested assets	$581,328	$2,702,797	$3,203,263	$15,212,970	$10,801,183	$4,439,031	$4,933,291	$1,664,880	$272,735	$1,096,102	$2,539,990	$47,447,570

See notes to financial statements.

UNITED INVESTORS LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
Dividend/interest income (Note 2)	$3,712	$129,042	$187,002	$160	$70,703	$52,231	$—	$11,851	$7,881	$19,147	$—	$481,729
Expense paid to Sponsor:
Mortality and expense risk charge	4,281	18,191	15,227	91,560	57,758	19,661	27,092	10,561	2,118	7,633	11,003	265,085
Contract maintenance charges:
Sales expense	2,234	11,055	10,677	56,664	59,564	21,167	30,824	12,241	1,581	6,497	11,187	223,691
Underwriting and issue expense	263	1,381	1,308	6,995	7,280	2,564	3,747	1,446	191	772	1,355	27,302
Premium taxes	657	3,453	3,271	17,487	18,200	6,409	9,369	3,615	478	1,930	3,389	68,258
Cost of insurance	8,972	42,812	31,656	171,596	159,139	54,166	78,522	34,958	4,264	14,515	37,614	638,214
Administrative expense	943	4,492	4,591	27,020	20,700	5,929	10,010	4,001	523	1,562	3,529	83,300

Total expenses	17,350	81,384	66,730	371,322	322,641	109,896	159,564	66,822	9,155	32,909	68,077	1,305,850
Net investment income (loss)	(13,638)	47,658	120,272	(371,162)	(251,938)	(57,665)	(159,564)	(54,971)	(1,274)	(13,762)	(68,077)	(824,121)
Realized investment gains (losses) including distributions	—	42,405	(84,570)	(154,747)	(301,202)	(193,832)	(103,810)	3,217	7,429	27,951	(102,442)	(859,601)
Unrealized investment gains (losses)	—	(45,570)	356,551	3,336,798	1,762,327	892,975	1,489,999	292,971	(3,486)	93,821	602,488	8,778,874

Net gain (loss) on investments	—	(3,165)	271,981	3,182,051	1,461,125	699,143	1,386,189	296,188	3,943	121,772	500,046	7,919,273

Net increase (decrease) in net assets from operations	(13,638)	44,493	392,253	2,810,889	1,209,187	641,478	1,226,625	241,217	2,669	108,010	431,969	7,095,152
Premiums deposits and net transfers*	44,288	57,640	(79,658)	(474,379)	(459,386)	(131,285)	(147,292)	101,867	127,665	188,586	(58,944)	(830,898)
Transfers to Sponsor for benefits and terminations	(229,385)	(315,906)	(121,795)	(1,268,699)	(575,652)	(158,572)	(243,852)	(251,459)	(112,083)	(201,420)	(47,585)	(3,526,408)
Total increase (decrease)	(198,735)	(213,773)	190,800	1,067,811	174,149	351,621	835,481	91,625	18,251	95,176	325,440	2,737,846
Net assets at beginning of period	779,958	3,030,817	2,462,880	14,938,326	9,955,283	3,384,022	4,147,618	1,732,907	259,049	1,151,946	1,783,587	43,626,393

Net assets at end of period (Note 3)	$581,223	$2,817,044	$2,653,680	$16,006,137	$10,129,432	$3,735,643	$4,983,099	$1,824,532	$277,300	$1,247,122	$2,109,027	$46,364,239

* Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
Dividend/interest income (Note 2)	$9,967	$124,349	$196,722	$1,943	$58,463	$16,051	$—	$32,433	$5,334	$18,070	$15	$463,347
Expense paid to Sponsor:
Mortality and expense risk charge	5,098	17,905	15,930	117,699	75,719	24,987	30,562	11,593	943	6,188	12,534	319,158
Contract maintenance charges:
Sales expense	3,024	12,150	11,273	70,889	74,616	26,192	33,816	12,974	309	5,526	12,358	263,127
Underwriting and issue expense	356	1,508	1,367	8,708	9,083	3,175	4,116	1,534	36	655	1,501	32,039
Premium taxes	889	3,769	3,425	21,769	22,708	7,937	10,290	3,834	91	1,631	3,751	80,094
Cost of insurance	9,173	43,238	30,185	183,374	169,128	57,582	78,553	33,962	1,338	10,794	36,297	653,624
Administrative expense	1,076	4,468	4,559	30,345	23,630	7,057	10,367	4,169	142	1,158	3,779	90,750

Total expenses	19,616	83,038	66,739	432,784	374,884	126,930	167,704	68,066	2,859	25,952	70,220	1,438,792

Net investment income (loss)	(9,649)	41,311	129,983	(430,841)	(316,421)	(110,879)	(167,704)	(35,633)	2,475	(7,882)	(70,205)	(975,445)

Realized investment gains (losses) including distributions	—	25,445	(140,391)	(351,806)	(429,214)	(332,631)	(288,858)	813	1,692	6,918	(151,492)	(1,659,524)
Unrealized investment gains (losses)	—	108,635	(117,507)	(4,501,821)	(2,895,515)	(538,348)	(1,069,687)	(202,771)	1,931	9,965	(475,934)	(9,681,052)

Net gain (loss) on investments	—	134,080	(257,898)	(4,853,627)	(3,324,729)	(870,979)	(1,358,545)	(201,958)	3,623	16,883	(627,426)	(11,340,576)

Net increase (decrease) in net assets from operations	(9,649)	175,391	(127,915)	(5,284,468)	(3,641,150)	(981,858)	(1,526,249)	(237,591)	6,098	9,001	(697,631)	(12,316,021)
Premiums deposits and net transfers*	10,279	186,743	70,454	(397,600)	(171,816)	(87,650)	8,268	(1,686)	172,662	203,668	6,206	(472)

Transfers to Sponsor for benefits and terminations	(248,067)	(288,677)	(335,607)	(4,161,475)	(2,301,690)	(790,325)	(994,766)	(281,299)	(21,384)	(64,915)	(221,118)	(9,709,323)

Total increase (decrease)	(247,437)	73,457	(393,068)	(9,843,543)	(6,114,656)	(1,859,833)	(2,512,747)	(520,576)	157,376	147,754	(912,543)	(22,025,816)

Net assets at beginning of period	1,027,395	2,957,360	2,855,948	24,781,869	16,069,939	5,243,855	6,660,365	2,253,483	101,673	1,004,192	2,696,130	65,652,209

Net assets at end of period (Note 3)	$779,958	$3,030,817	$2,462,880	$14,938,326	$9,955,283	$3,384,022	$4,147,618	$1,732,907	$259,049	$1,151,946	$1,783,587	$43,626,393

* Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003 AND FOR THE YEARS ENDED

DECEMBER 31, 2003 AND 2002

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—The United Investors Life Variable Account (the “Life Variable Account”) was established on January 5, 1987 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Life Variable Account invests in shares of Waddell & Reed Target Funds, Inc. (formerly Target/United Funds, Inc.) (the “Fund”), a mutual fund with 11 separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio, and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation—The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes—Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

2.	INVESTMENTS

Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of the separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends and interest by portfolio:

	2003		2002
Investment Portfolio	Shares Reinvested	Dividend/ Interest Income	Shares Reinvested	Dividend/ Interest Income

Money Market	241	$3,712	9,967	$9,967
Bond	23,163	129,042	22,193	124,349
High Income	56,030	187,002	65,605	196,722
Growth	20	160	294	1,943
Core Equity	7,522	70,703	7,243	58,463
International	8,895	52,231	3,366	16,051
Small Cap Growth	—	—	—	—
Balanced	1,658	11,851	5,368	32,433
Limited Term Bond	1,401	7,881	951	5,334
Asset Strategy	2,765	19,147	2,865	18,070
Science and Technology	—	—	2	15

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	Money Market	Bond	High Income	Growth	Core Equity	International
2003:
Cost to:
Contract owners	$3,328,736	$3,184,463	$3,063,425	$11,312,901	$11,224,042	$4,484,907
Sponsor	—	500,000	500,000	500,000	1,000,000	65,000
Adjustment for market appreciation	1,017,881	3,173,598	3,501,348	25,054,758	10,779,497	2,318,515
Deductions:
Mortality and expense risk charge	(125,775)	(266,518)	(283,148)	(1,492,425)	(845,361)	(257,645)
Contract maintenance charges:
Sales expense	(63,379)	(151,537)	(167,096)	(817,350)	(634,157)	(212,980)
Underwriting and issue expense	(8,886)	(20,924)	(23,099)	(108,287)	(78,171)	(25,909)
Premium taxes	(22,215)	(52,310)	(57,759)	(270,722)	(195,436)	(64,771)
Cost of insurance	(144,350)	(383,048)	(334,337)	(1,598,895)	(1,098,669)	(350,875)
Administrative expense	(22,614)	(50,484)	(64,882)	(330,271)	(199,823)	(55,253)
Benefits and terminations	(3,378,175)	(2,518,497)	(2,129,948)	(13,688,806)	(6,722,694)	(2,042,501)
Equity of sponsor withdrawn	—	(597,699)	(1,350,824)	(2,554,766)	(3,099,796)	(122,845)

Net assets	$581,223	$2,817,044	$2,653,680	$16,006,137	$10,129,432	$3,735,643

	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2003:
Cost to:
Contract owners	$4,953,383	$2,314,102	$386,395	$1,188,917	$2,841,789
Sponsor	65,000	65,000	500,000	—	500,000
Adjustment for market appreciation	3,887,045	1,114,832	206,318	533,255	304,409
Deductions:
Mortality and expense risk charge	(268,586)	(100,772)	(20,205)	(38,074)	(72,650)
Contract maintenance charges:
Sales expense	(231,058)	(92,192)	(4,184)	(31,251)	(54,038)
Underwriting and issue expense	(28,280)	(10,925)	(497)	(3,710)	(6,558)
Premium taxes	(70,704)	(27,313)	(1,243)	(9,242)	(16,398)
Cost of insurance	(410,203)	(178,035)	(9,431)	(51,060)	(135,623)
Administrative expense	(68,983)	(26,720)	(1,253)	(5,413)	(16,494)
Benefits and terminations	(2,683,464)	(1,123,142)	(140,847)	(336,300)	(545,767)
Equity of sponsor withdrawn	(161,051)	(110,303)	(637,753)	—	(689,643)

Net assets	$4,983,099	$1,824,532	$277,300	$1,247,122	$2,109,027

	Money Market	Bond	High Income	Growth	Core Equity	International
2002:
Cost to:
Contract owners	$3,284,448	$3,126,823	$3,143,083	$11,787,280	$11,683,428	$4,616,192
Sponsor	—	500,000	500,000	500,000	1,000,000	65,000
Adjustment for market appreciation (depreciation)	1,014,169	3,047,721	3,042,365	21,872,547	9,247,669	1,567,141
Deductions:
Mortality and expense risk charge	(121,494)	(248,327)	(267,921)	(1,400,865)	(787,603)	(237,984)
Contract maintenance charges:
Sales expense	(61,145)	(140,482)	(156,419)	(760,686)	(574,593)	(191,813)
Underwriting and issue expense	(8,623)	(19,543)	(21,791)	(101,292)	(70,891)	(23,345)
Premium taxes	(21,558)	(48,857)	(54,488)	(253,235)	(177,236)	(58,362)
Cost of insurance	(135,378)	(340,236)	(302,681)	(1,427,299)	(939,530)	(296,709)
Administrative expense	(21,671)	(45,992)	(60,291)	(303,251)	(179,123)	(49,324)
Benefits and terminations	(3,148,790)	(2,202,591)	(2,008,153)	(12,420,107)	(6,147,042)	(1,883,929)
Equity of sponsor withdrawn	—	(597,699)	(1,350,824)	(2,554,766)	(3,099,796)	(122,845)

Net assets	$779,958	$3,030,817	$2,462,880	$14,938,326	$9,955,283	$3,384,022

	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2002:
Cost to:
Contract owners	$5,100,675	$2,212,235	$258,730	$1,000,331	$2,900,733
Sponsor	65,000	65,000	500,000	—	500,000
Adjustment for market appreciation (depreciation)	2,500,856	806,793	194,494	392,336	(195,637)
Deductions:
Mortality and expense risk charge	(241,494)	(90,211)	(18,087)	(30,441)	(61,647)
Contract maintenance charges:
Sales expense	(200,234)	(79,951)	(2,603)	(24,754)	(42,851)
Underwriting and issue expense	(24,533)	(9,479)	(306)	(2,938)	(5,203)
Premium taxes	(61,335)	(23,698)	(765)	(7,312)	(13,009)
Cost of insurance	(331,681)	(143,077)	(5,167)	(36,545)	(98,009)
Administrative expense	(58,973)	(22,719)	(730)	(3,851)	(12,965)
Benefits and terminations	(2,439,612)	(871,683)	(28,764)	(134,880)	(498,182)
Equity of sponsor withdrawn	(161,051)	(110,303)	(637,753)	—	(689,643)

Net assets	$4,147,618	$1,732,907	$259,049	$1,151,946	$1,783,587

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees—Waddell & Reed Investment Management Company (the “Manager”) is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rates
Asset Strategy Portfolio	Up to $1 Billion	.700%
	Over $1 Billion up to $2 Billion	.650%
	Over $2 Billion up to $3 Billion	.600%
	Over $3 Billion	.550%

Balanced Portfolio	Up to $1 Billion	.700%
	Over $1 Billion up to $2 Billion	.650%
	Over $2 Billion up to $3 Billion	.600%
	Over $3 Billion	.550%

Bond Portfolio	Up to $500 Million	.525%
	Over $500 Million up to $1 Billion	.500%
	Over $1 Billion up to $1.5 Billion	.450%
	Over $1.5 Billion	.400%

Growth Portfolio	Up to $1 Billion	.700%
	Over $1 Billion up to $2 Billion	.650%
	Over $2 Billion up to $3 Billion	.600%
	Over $3 Billion	.550%

High Income Portfolio	Up to $500 Million	.625%
	Over $500 Million up to $1 Billion	.600%
	Over $1 Billion up to $1.5 Billion	.550%
	Over $1.5 Billion	.500%

Core Equity Portfolio	Up to $1 Billion	.700%
	Over $1 Billion up to $2 Billion	.650%
	Over $2 Billion up to $3 Billion	.600%
	Over $3 Billion	.550%

International Portfolio	Up to $1 Billion	.850%
	Over $1 Billion up to $2 Billion	.830%
	Over $2 Billion up to $3 Billion	.800%
	Over $3 Billion	.760%

Limited-Term Bond Portfolio	Up to $500 Million	.500%
	Over $500 Million up to $1 Billion	.450%
	Over $1 Billion up to $1.5 Billion	.400%
	Over $1.5 Billion	.350%

Money Market Portfolio	All Net Assets	.400%

Science Technology Portfolio	Up to $1 Billion	.850%
	Over $1 Billion up to $2 Billion	.830%
	Over $2 Billion up to $3 Billion	.800%
	Over $3 Billion	.760%

Fund	Net Asset Breakpoints	Annual Rates
Small Cap Growth Portfolio	Up to $1 Billion	.850%
	Over $1 Billion up to $2 Billion	.830%
	Over $2 Billion up to $3 Billion	.800%
	Over $3 Billion	.760%

Mortality and Expense Risk Charges—A daily charge is deducted at an effective annual rate of .60% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality and expense risk charge covers the possibility that the cost of insurance charges will be insufficient to meet actual claims and that other expense charges may be insufficient to cover actual expenses incurred in connection with policy obligations.

Premium Deposit Charges—The Sponsor does not impose an immediate charge against the initial premium deposits prior to its allocation to the Life Variable Account. For additional premium deposits there are deductions of 6% of the premium deposit for sales expenses and 2.5% for premium taxes.

Contract Maintenance Charge—On each policy anniversary, a deduction is made from the policy account value to compensate the Sponsor for certain costs and expenses:

a)	Expenses relating to sales, underwriting and issue, and premium taxes

On each of the first ten policy anniversaries, there is an annual deduction of 1.20% of the initial premium deposit which is composed of the following:

(1)	Sales Expense—An .85% charge for sales expenses compensates the Sponsor for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

(2)	Underwriting and Issue Expenses—A .10% charge compensates the Sponsor for initial underwriting costs and for certain expenses incurred in issuing policies, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

(3)	State and Local Premium Taxes—A .25% charge compensates the Sponsor for the average premium tax expense incurred when issuing policies.

b)	Cost of insurance

A mortality charge will be deducted on each policy anniversary to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy’s net amount at risk and on the attained age, sex, and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

c)	Administrative expenses

The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is “cost based” and the Sponsor does not expect a profit from the charge.

Surrender Charges—For policy surrenders occurring during the first eight policy years, a surrender charge is made against the initial premium deposit based on a graded table.

Policy Year	1	2	3	4	5	6	7	8	9 or More

Surrender Charge %	8%	7%	6%	5%	4%	3%	2%	1%	0%

Surrender charges are included in transfers to Sponsor for benefits and terminations.

5.	EQUITY OF SPONSOR

The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

6.	FINANCIAL HIGHLIGHTS

The financial highlights of the United Investors Life Variable Account for the years ending December 31 are summarized as follows:

	Money Market	Bond	High Income	Growth	Core Equity	International
2003

Number of units at December 31, 2003	299,234	911,851	863,718	2,550,797	3,317,172	2,035,559
Unit fair value at December 31, 2003	$1.942	$3.089	$3.072	$6.275	$3.054	$1.835
Net assets at December 31, 2003	$581,223	$2,817,044	$2,653,680	$16,006,137	$10,129,432	$3,735,643
Dividend/Interest income ratio
for the year ended December 31, 2003*	0.55%	4.41%	7.31%	.00%	0.70%	1.47%
Expense ratio for the year ended December 31, 2003*	0.63%	0.62%	0.60%	0.59%	0.58%	0.55%
Total return for the year ended December 31, 2003*	(0.08)%	3.68%	17.35%	19.98%	14.68%	20.55%

	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2003:
Number of units at December 31, 2003	1,500,488	901,157	164,957	623,139	683,578
Unit fair value at December 31, 2003	$3.321	$2.025	$1.681	$2.001	$3.085
Net assets at December 31, 2003	$4,983,099	$1,824,532	$277,300	$1,247,122	$2,109,027
Dividend/Interest income ratio for the year ended December 31, 2003*	.00%	0.67%	2.94%	1.60%	.00%
Expense ratio for the year ended December 31, 2003*	0.59%	0.59%	0.79%	0.64%	0.57%
Total return for the year ended December 31, 2003*	29.77%	16.72%	3.62%	11.11%	25.13%

*Based on the average net assets for the period.

	Money Market	Bond	High Income	Growth	Core Equity	International
2002:

Number of units at December 31, 2002	401,226	1,016,013	954,145	2,912,218	3,800,472	2,289,466
Unit fair value at December 31, 2002	$1.944	$2.983	$2.581	$5.130	$2.619	$1.478
Net assets at December 31, 2002	$779,958	$3,030,817	$2,462,880	$14,938,326	$9,955,283	$3,384,022
Investment income ratio for the year ended December 31, 2002*	1.10%	4.15%	7.40%	0.01%	0.45%	0.37%

Expense ratio for the year ended December 31, 2002*	0.56%	0.60%	0.60%	0.59%	0.58%	0.58%

Total return for the year ended December 31, 2002*	0.54%	8.03%	(2.90)%	(25.02)%	(25.68)%	(20.40)%

	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2002:
Number of units at December 31, 2002	1,685,618	1,013,273	158,018	637,819	749,703
Unit fair value at December 31, 2002	$2.461	$1.710	$1.639	$1.806	$2.379
Net assets at December 31, 2002	$4,147,618	$1,732,907	$259,049	$1,151,946	$1,783,587
Investment income ratio for the year ended December 31, 2002*	0.00%	1.63%	2.96%	1.68%	0.00%

Expense ratio for the year ended December 31, 2002*	0.57%	0.58%	0.52%	0.57%	0.56%

Total return for the year ended December 31, 2002*	(25.71)%	(9.09)%	4.44%	2.67%	(28.57)%

*Based on the average net assets for the period.

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolution. Resolution of the Board of Directors of United Investors establishing the United Investors Life Variable Account.\1\

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(1)	SAL Financial Services, Inc. Agreements:

(a)	Principal Underwriting Agreement.\3\

(i) Amendment to Principal Underwriting Agreement. \8\

(b)	Limited Selling Agreement\6\

(d)	Contracts. Policy Form.\1\

(1)	Policy Endorsement, VL94.\4\

(e)	Applications. Application Form.\2\

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Certificate of Incorporation of United Investors Life Insurance Company.\1\

(2)	By-Laws of United Investors Life Insurance Company.\1\

(g)	Reinsurance Contracts.

(h)	Participation Agreements.

(1)	Participation Agreement for W&R Target Funds, Inc.\5\

(2)	First Amendment of Participation Agreement.\5\

(3)	Second Amendment of Participation Agreement.\5\

(i)	Administrative Contracts. Not Applicable.

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esquire, Secretary and Counsel, as to the legality of the securities being registered.\9\

(l)	Actuarial Opinion. Opinion and Consent of W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, as to actuarial matters pertaining to the securities being registered.\9\

(m)	Calculations. \7\

(n)	Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP.\9\

(2)	Consent of Independent Auditors.\9\

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption. Description of issuance, transfer, and redemption procedures. \9\

\1\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998(previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
\2\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, File No. 33-11465).
\3\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File 333-89797, filed on April 30, 2001.
\4\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Post-Effective Amendment. No. 8 to the Form S-6 Registration Statement, File No. 33-11465).
\5\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
\6\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.
\7\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 19 to Form N-6 Registration Statement, File No. 33-11465, filed April 30, 2003.
\8\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to Form N-6 Registration Statement, File No. 333-26505, filed April 30, 2004.
\9\	Filed herewith.

Item 27.	Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
Danny H. Almond**	Assistant Treasurer
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Director and Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Ross W. Stagner	Director and Senior Vice President, Marketing
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35233.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas

Name	Parent Co. Code	Jurisdiction
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National GroupCare, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
U.I. Brokerage Services, Inc.	F	Alabama
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.

B	Liberty National Life Insurance Co.

C	Torchmark Corporation

D	United American Insurance Co.

E	American Income Life Insurance Company

F	United Investors Life Insurance Company

Item 29.	Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors,

officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. SAL Financial Services, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is not the principal underwriter for any other investment companies.

(b) Management. The following table provides certain information with respect to the officers and directors of SAL Financial Services, Inc.:

Name and Principal Business Address*	Positions and Offices with SAL Financial Services, Inc.
Christopher L. Frankel	President, Chief Executive Officer and Co-Chair
Amanda Poe	Chief Compliance Officer
James S. Holbrook	Co-Chair
Eugene F. Woodham	Director
W. Dennis Ferguson**	Senior Vice President and Director
Fred Wagstaff	Chief Financial Officer

*	The principal business address for the directors listed is 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209.
**	The principal business address for the Director listed is 980 N. Federal Hwy., Suite 208, Boca Raton, Florida, 33432.

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2003:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
SAL Financial Services, Inc.	-0-	None	N/A	None

Item 31.	Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 27th day of April, 2004.

UNITED INVESTORS LIFE VARIABLE ACCOUNT (REGISTRANT)

By:	/s/ Anthony McWhorter

Anthony L. McWhorter
Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ Anthony McWhorter

Anthony L. McWhorter
Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Anthony L. McWhorter	Director, President and Chief Executive Officer	4-27-04

ANTHONY L. MCWHORTER

/s/ W. Thomas Aycock	Director, Senior Vice President and Chief Actuary	4-27-04

W. THOMAS AYCOCK

/s/ Tony G. Brill	Director and Executive Vice President, Administration	4-26-04

TONY G. BRILL

/s/ Larry M. Hutchison	Director	4-26-04

LARRY M. HUTCHISON

/s/ Michael J. Klyce	Vice President and Treasurer	4-27-04

MICHAEL J. KLYCE

/s/ John H. Livingston	Director, Secretary and Counsel	4-27-04

JOHN H. LIVINGSTON

/s/ Carol A. McCoy	Director and Assistant Secretary	4-27-04

CAROL A. MCCOY

/s/ Ross W. Stagner	Director and Senior Vice President, Marketing	4-27-04

ROSS W. STAGNER

/s/ Terry W. Davis	Director and Senior Vice President, Administration	4-27-04

TERRY W. DAVIS

/s/ Danny H. Almond	Assistant Treasurer	4-26-04

DANNY H. ALMOND

/s/ Mark S. McAndrew	Director and Senior Vice President, Marketing	4-23-04

MARK S. MCANDREW

Exhibit Index

26(k)	Opinion and consent of John H. Livingston, Esquire, Secretary and Counsel.

26(l)	Opinion and consent of W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors.

26(n)(1)	Consent of Sutherland Asbill & Brennan LLP.

26(n)(2)	Consent of Deloitte & Touche LLP.

26(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures.